As filed with the Securities and Exchange Commission on February 4, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                          David I. Goldstein, President
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900


                      Date of fiscal year end: May 31, 2004

                   Date of reporting period: November 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.



                                     [LOGO]

                                 BROWN ADVISORY

                              SEMI-ANNUAL REPORT

                               NOVEMBER 30, 2004
                                  (UNAUDITED)


                       BROWN ADVISORY GROWTH EQUITY FUND

                       BROWN ADVISORY VALUE EQUITY FUND

                     BROWN ADVISORY SMALL-CAP GROWTH FUND

                      BROWN ADVISORY SMALL-CAP VALUE FUND

                       BROWN ADVISORY INTERNATIONAL FUND

                        BROWN ADVISORY REAL ESTATE FUND

THE VIEWS IN THE REPORTS CONTAINED HEREIN WERE THOSE OF THE APPLICABLE INVESTMENT TEAMS AS OF NOVEMBER 30, 2004 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN EACH FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER EACH FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING (800) 540-6807 OR VISITING THE FUNDS' WEBSITE AT HTTP://WWW.BROWNADVISORY.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (01/05)

BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2004

Dear Shareholder:

Over the six months ended November 30, 2004, Brown Advisory Growth Equity Fund (the "Fund") declined in value by 1.32%. During the same period, the Russell 1000(R) Growth Index rose 0.81%. The Fund's relative under performance was largely attributable to stock selection, particularly within the Health Care sector and, to a lesser extent, the Financials sector. For a longer term perspective, the Fund's one-year, five-year and since inception (6/28/99) average annual returns for the period ended November 30, 2004 were 4.93%, (4.23)% and (3.30)%, respectively. (PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00% SUBJECT TO LIMITED EXCEPTIONS.)

With regard to individual stocks, the top contributors to performance ranged across the Information Technology, Consumer Discretionary, and Energy sectors. Microsoft Corp.'s strong performance was highlighted by the company's announcement and distribution of a one time special dividend of $3.08 per share. Qualcomm, Inc. continued to draw investors with its impressive recurring license revenue and dominant Code Division Multiple Access ("CDM") market share. Marriott International, Inc. benefited from the continued global economic recovery as increased business travel expenditures contributed to strong top line growth. Finally, Schlumberger Ltd. produced strong returns as high crude oil prices increased demand for oil services and exploration. The top five detractors from performance all were health care names, including Merck & Co., Inc., Forest Laboratories, Inc., Cardinal Health, Inc., Pfizer, Inc. and Eli Lilly & Co. In particular, Merck & Co., Inc. contributed a negative 1.06% return for the Fund over the last six months.

Over the last six months the Fund eliminated its positions in Cardinal Health, Inc., CVS Corp., First Data Corp. and Powerwave Technologies, Inc. while initiating positions in Walgreen Co., Sysco Corp., American Express Co. and Analog Devices, Inc.

During the past six months, the equity markets labored under uncertainty on four broad fronts: fundamental economic growth, oil prices, presidential and congressional elections, and interest rates. Gross Domestic Product ("GDP") growth sagged during the summer months on weaker consumer demand and a sluggish labor market, leading investors to question the strength of the ongoing economic recovery. Earnings growth continued, but at a slower pace than during 2003 and early 2004. A key factor in the debates over future economic growth was the price of a barrel of oil, which rose to record nominal highs. For much of the period, equity market returns were closely - and inversely - linked to the price of this commodity. The ongoing political debates also unnerved investors as they weighed the pros and cons of a Democratic or Republican victory. The Federal Reserve Open Market Committee ("FOMC") raised the Federal Funds target rate four times in the first phase of what many anticipate will be a long period of tighter monetary policy. Sustained buying interest did surface in early November, however, following a decisive presidential election outcome, a drop in oil prices, and reassuring comments from the FOMC regarding the trend of future interest rate increases.

For several quarters, we have maintained a significant commitment to the Health Care sector based on our belief that the demographic trends in this sector, primarily an aging population with an increasing reliance on pharmaceuticals, will support increasing demand and robust earnings growth over time. Health care stocks came

BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2004

under pressure over the past six months as investors followed the political debates surrounding such issues as drug re-importation and increased regulation of the health care industry in general. The sector also suffered sharp reversals following Merck & Co., Inc.'s decision to pull its widely prescribed pain medication Vioxx from the market after cardiac safety concerns were confirmed in clinical trials.

We also have a large commitment to Information Technology, our largest sector. We believe that technology plays a critical role in companies' efforts to establish and sustain competitive advantage. We have sought to purchase the stock of those companies that we believe possess superior technologies that will drive significant revenue and earnings growth. In addition, strong cash balances across the sector have supported increasing numbers of share repurchase programs which will boost earnings per share and unprecedented dividend activity. Over the past two quarters, technology companies have benefited from an increase in capital spending on hardware and software.

We remain committed to our goal of identifying industry-leading companies with a history of strong, sustainable cash flow and earnings growth, and to investing in those companies at reasonable valuations. We are optimistic about the portfolio's prospects for continued appreciation within the strengthening economy.

Brown Advisory Growth Equity Fund Team
November 2004

TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. DURING THE PERIODS SHOWN, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE RUSSELL 1000 GROWTH INDEX CONSISTS OF STOCKS IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2004

Dear Shareholder:

For the six-month period ended November 30, 2004, Brown Advisory Value Equity Fund (the "Fund") posted a return of 1.98%. During the same period, the Russell 1000(R) Value Index (the "Index") rose by 11.01%. Since inception on January 28, 2003, the Fund has had an annualized return of 21.90% versus the Index return of 24.92%. (PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL
(800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00% SUBJECT TO LIMITED EXCEPTIONS.)

Your Fund's performance during the last fiscal half year has materially lagged the Index return and our expectations. While this is not an unusual situation for anyone with experience in the investment business, it is never comfortable and always provokes a certain amount of soul searching. Earlier this year, your management team made several critical strategic decisions with regard to the portfolio's fundamental construction. While we remain confident that those decisions were sound ones, they have yet to fully bear the fruit we anticipate. After owning material investment positions in such cyclical industries as capital goods and energy during the last several years, we came to the conclusion that the earnings expectations for these cyclical stocks were becoming too optimistic. Consequently, given that the stocks were not attractively valued we significantly reduced our holdings. Likewise, the opportunities in such slow growth, capital-intensive industries as utilities and REITs appeared uninspiring and appeared to lack a significant margin of safety. In contrast, the long-term appreciation potential in such industries as pharmaceuticals, financial services, and technology appeared much more rewarding.

To date, the scorecard of our strategy has been mixed. As the valuation levels have expanded in the aforementioned cyclical and slower growth industries, we missed a potential profit opportunity. However, given that their valuation levels did not provide a sufficient margin of safety, to have held them would have violated a central tenet of our investment philosophy. We did enjoy considerable success in our technology industry investments. However, the most significant reason for our underperformance was that the valuations in some of our leading pharmaceutical and financial services investments declined further from already historically low levels. Specifically, our investments in Merck & Co., Inc. ("Merck"), Pfizer, Inc. ("Pfizer"), and Marsh & McLennan Cos., Inc. ("Marsh") accounted for the majority of the shortfall. In all three cases, we believe we purchased world-class companies with high market shares, good long-term prospects, strong balance sheets, and substantial free cash flows. Equally importantly, we believed that their stock prices already reflected a very pessimistic view of their prospects and were trading near historic lows. Unfortunately, all three companies were hit with unexpected news. After decades of regulatory oversight and acceptance, long standing practices in Marsh's brokerage business were attacked by New York Attorney General, Eliot Spitzer in such a manner that the CEO and other members of management were forced to resign. After years of successful treatment for chronic pain, Merck decided to take one of its leading drugs, Vioxx, off the market in response to new results from a long-term clinical trial. Initially viewed as a beneficiary of Merck's Vioxx woes, concerns over Pfizer's comparable drugs Celebrex and Bextra caused further stock weakness.

Clearly the weight of the news has caused us to review our original investment theses. In all three cases, we concluded that the long-term reasons for owning these businesses remained intact and the present valuations assumed a highly pessimistic, low probability outcome. Therefore, consistent with our philosophy of adding to businesses we like when their valuation becomes more attractive, we have increased our commitment to these

BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2004

companies during the past several months. Indeed, we believe Merck and Pfizer, specifically, represent some of the most compelling valuations in the market at this time.

As noted above, our relative underperformance centered on our stock selection and substantive over-weighting in the Health Care sector. Primary detractors from performance included Merck, Pfizer, and McKesson Corp., as well as Marsh. Leading contributors to performance ranged across the Information Technology, Financials, and Consumer Discretionary sectors and included such stocks as Nokia Corp. ADR ("Nokia"), Texas Instruments, Inc. ("Texas"), Veritas Software Corp. ("Veritas"), Chubb Corp. ("Chubb"), and May Department Stores Co. ("May").

Over the course of the past six months we made a number of changes to the portfolios that reflect our fundamental strategic assumptions. We added May, Reebok International, Ltd., Constellation Brands, Inc., Chubb, Markel Corp., Health Management Associates, Inc., BEA Systems, Inc., Nokia ADR, Texas, and Veritas. We eliminated our holdings in Adolph Coors Co., Kimberly Clark Corp., Baxter International, Inc., First Health Group Corp., General Dynamics Corp., Pentair, Inc., Tyco International, and American Electric Power Co.

In closing, the last six months have been a disappointing time for us. We have taken the time to reflect and reconsider. The characteristics of your portfolio offer companies with superior long-term prospects, stronger finances, and higher profitability. Notably, the valuation of your portfolio remains at a material discount, thus offering, in our view, very attractive potential returns.

Brown Advisory Value Equity Fund Team
November 2004

TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. DURING THE PERIODS SHOWN, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE RUSSELL 1000 VALUE INDEX CONSISTS OF STOCKS IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2004

Dear Shareholder:

During the six months ended November 30, 2004, Brown Advisory Small-Cap Growth Fund's Institutional Shares ("the Fund") rose 1.19%. By comparison, the Russell(R) 2000 Growth Index (the "Index") rose 7.88% for the same period. The relative results were disappointing due to a combination of market-related and stock-specific factors. For a longer term perspective, the Fund's one-year, five-year and since inception (6/28/99) average annual returns for the period ended November 30 were 4.92%, (2.84)% and 1.17%, respectively. (PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. RETURNS FOR OTHER SHARE CLASSES WILL VARY. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00% SUBJECT TO LIMITED EXCEPTIONS.)

We believe we have constructed a highly concentrated portfolio of well-managed early-stage companies with a sustainable competitive advantage growing earnings at a very rapid pace (30%+). A portfolio with these characteristics seeks to grow faster than the overall market and produce better-than-market returns over the long-term.

Companies meeting our criteria are more often found in the "higher-growth" sectors such as Technology and Health Care, hence our typical over-weighting in these sectors. During the last six months, our large commitment to Health Care was a positive factor reflected by the good stock performance from ArthroCare Corp. (+24%), Eclipsys Corp. (+40%), SonoSite, Inc. (+40%), and Sunrise Senior Living, Inc. (+20%) resulting in positive contribution to the Fund's performance. Our heavy exposure to the Technology Sector combined with a mixed stock performance of that sector's companies held by the Fund resulted in a negative contribution to the Fund's performance for the reporting period. The two most conspicuous negative contributors to performance within the sector were @ Road, Inc. (-64%) and Synopsys, Inc. (-47%) which were sold after problems arose that we had not anticipated and which called each investment thesis into serious question.

Our lower exposure to slower growing sectors of the economy, such as Energy and Financial Services had a large negative impact to relative performance during the six-month period. The Fund, unlike its benchmark, had little to no exposure in these areas which out-performed for the period.

Despite reporting significant earnings gains in the second quarter, many of the Fund holdings experienced declines in stock prices. This de-coupling of company fundamentals and stock price further contributed to the relative under-performance of the Fund. However, in several cases where the long-term prospects for the companies remained very favorable, we viewed the stock price declines as buying opportunities and acted accordingly. Examples are Martek Biosciences Corp., EPIX Medical, Inc., Symyx Technologies, Inc., and WebEx Communications, Inc.

We believe that the recent out-performance of companies in the slower growth sectors of the economy is temporary and is the result of the low level of interest rates and the dramatic rise in energy and commodity prices recorded in the recent economic recovery. This has contributed to the strength in overall corporate earnings temporarily eclipsing the superior long-term growth potential in the small-cap growth sector. The S&P 500 Year-to-Year Earnings Growth for recent quarters is set forth on the next page. (EARNINGS GROWTH IS THE YEAR OVER YEAR GROWTH IN EARNINGS PER SHARE FOR THE S&P 500 INDEX AND DOES NOT REFLECT THE PERFORMANCE OF THE FUND OR THE S&P 500. 2005 EARNINGS GROWTH ARE ESTIMATIONS ONLY AND ACTUAL RESULTS WILL VARY).

BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2004


            S&P 500 Year-to-Year Earnings Growth (First Call - Adjusted)
       ---------------------------------------------------------------------
       First Quarter Second Quarter Third Quarter Forth Quarter Calendar Year
       ------------- -------------- ------------- ------------- -------------
  2003     11.7%           9.5%         21.4%         28.3%         18.4%
  2004     27.5           25.3          16.8          14.9          19.2
  2005      7.6            8.0          13.0           N/A          10.6

  SOURCE: ISI GROUP

The quarterly earnings growth in excess of 20% over the past year has attracted a lot of investor attention and wealth. Now, however, the forecast for earnings growth is to slow meaningfully over upcoming quarters. At that point we think investor attention will return to companies that have the potential to sustain high growth rates for many years. In the recent six-month period, share prices of many Fund holdings significantly under-performed their underlying earnings growth. If our economic forecasts are correct, we believe the growth of overall corporate earnings will continue to slow in 2005. In this environment high growth companies, such as those held by the Fund, are well positioned to benefit as share prices should once again reflect their underlying earnings growth.

Brown Advisory Small-Cap Growth Fund Team
November 2004

INVESTMENTS IN SMALLER COMPANIES CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES.

TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. DURING THE PERIODS SHOWN, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY SMALL-CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2004

Dear Shareholder:

For the six months ended November 30, 2004, Brown Advisory Small-Cap Value Fund (the "Fund"), which was launched on October 31, 2003, increased 11.23% in value. During the same period, the Russell 2000(R) Value Index (the "Index"), the Fund's benchmark, rose 16.35%. The Fund's return through November 30, 2004 was 23.66% and since inception, the Fund's one-year return was 21.82%. (PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00% SUBJECT TO LIMITED EXCEPTIONS.)

During the six-month period ended November 30, 2004, stock prices rose as a result of several factors including fund flows into equities due to the sustained low level of interest rates, the prospect of higher corporate profits, and the re-election of President Bush. Other forces, however, moderated the rise in equity prices. The turmoil in Iraq and the precipitous decline in the U.S. dollar in particular, reminded investors of how dependent the U.S. economy remains on foreign sources of both energy and capital. Rising commodity prices, notably higher oil prices, also caused inflation to tick-up despite powerful deflationary forces in place. Overall, the U.S. economy grew at a modest but sustainable rate during the last six months despite the drag of higher energy prices.

In light of the strength in the economy and inflation concerns, a key issue for equity investors remains how high the Fed intends to raise short-term interest rates. This is critical not only because higher rates could dampen economic growth, but also because they could trigger equity fund outflows when fixed-income instruments become more competitive with equities. Another central concern is whether equity valuations have fully reflected the increases in profit expectations which have occurred over the last six months and whether those higher expectations remain realistic today.

Although the Fund increased in value over 11% during the period, its performance did lag that of the Index due primarily to sector selection. In particular, our lower weighting in Energy and Financial stocks and higher weighting in Consumer Discretionary and Technology investments were the primary detractors from the Fund's relative performance. We believe the underlying factor that caused our sector weightings to be untimely was the perceived impact of higher commodity prices on various businesses. As a reminder, the Fund's sector weightings are the end result of our assessment of the investment merits of individual stocks. Such investment decisions reflect our view that businesses with proprietary products and services typically offer higher, as well as more visible and consistent long-term financial returns, than commodity-based businesses. This position is evidenced by the Fund's large weighting in consumer-oriented businesses which is based on our experience and belief that individual's purchasing patterns are typically predictable even for many goods and services deemed discretionary.

From an individual stock perspective, the Fund's largest contributors to performance included: EDO Corp., Internet Security Systems, Inc., and Headwaters, Inc. The largest detractors from performance were: Matrix Service Co., Collagenex Pharmaceuticals, Inc., and Accredo Health, Inc. Recent divestitures include: Dade Behring Holdings, Inc., Headwaters, Inc., and Matrix Service Co. These stocks were sold because we felt that they no longer offered an acceptable return at their sale prices and the sale proceeds were reinvested in stocks that we believed offered more attractive future returns. New purchases later in the period included such companies as Corinthian Colleges, Inc., Coventry Health Care, Inc., Cash America International, Inc., and Pacer International, Inc.

BROWN ADVISORY SMALL-CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2004


The Fund seeks long-term capital appreciation through investments in the equity securities of small companies which are attractively priced based on the companies' ability to generate cash flow beyond that required for normal operations and reinvestment in the business. In addition, investments are favored in stable businesses that among other things, (1) exhibit highly motivated and competent management and (2) are undervalued with a discrete catalyst to potentially unlock the stock's value. We believe this strategy is fundamentally sound and positions the Fund well in the current market environment.

We thank you for your continued trust and confidence in the Fund.

Brown Advisory Small-Cap Value Fund Team
November 2004

INVESTMENTS IN SMALLER COMPANIES CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK.

TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. DURING THE PERIODS SHOWN, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE RUSSELL 2000 VALUE INDEX CONSISTS OF STOCKS IN THE RUSSELL 2000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2004

Dear Shareholder:

For the six months ended November 30, 2004, Brown Advisory International Fund (the "Fund"), which was launched January 28, 2003, has returned 10.43%, compared with 12.58% for the MSCI EAFE Index (the "Index"), the Fund's benchmark. For a longer term perspective, the Fund's one-year and since inception average annual returns for the period ended November 30, 2004 were 21.24% and 28.74%, respectively. (PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00% SUBJECT TO LIMITED EXCEPTIONS.)

The portion of the Fund managed by Philadelphia International Advisors LP ("PIA") outperformed the benchmark by a modest margin over the past semi-annual period. Security selection, within both countries and sectors, was the primary driver of this favorable comparison. On a country basis, performance of the Fund's U.K. and Australian holdings was particularly strong. The portfolio's underweight position in poorer performing Japanese equities also added to performance on a relative basis. From a sector perspective, solid stock picking within the Financials, Consumer Staples, and Energy sectors contributed to the relative performance of the Fund. The stocks within the PIA-managed portion of the Fund that contributed the greatest amount to the Fund's absolute performance during the six months ended November 30, 2004 include Allied Irish Banks plc (Ireland), Talisman Energy, Inc. (Canada), and WMC Resources, Ltd. (Australia), which received a takeover bid.

In the first half of 2004, heightened economic and political uncertainty prevented the international equity markets from continuing the late 2003 rally into the New Year. Several factors working against equity markets included restrictive central bank policy in both the U.S. & U.K. and record high-energy prices. However during October and November of 2004, international equity markets received a boost as oil prices took a breather. In addition, concerns over the current and budget deficits within the U.S. have resulted in a weakening U.S. dollar, further bolstering returns for the dollar-based investor over this timeframe.

Geographically, smaller markets (based on market capitalization) such as Austria, Belgium, New Zealand, and Norway have outperformed their larger counterparts over the past six months; namely, Germany, Japan, and the U.K. From a sector standpoint, Materials, Energy, and Utility stocks were the strongest performers due in large part to the rising price of oil.

The strategy of the Fund is to achieve long-term total return consistent with reasonable risk to principal through investing in international markets. As one of the Fund's two sub-advisers, PIA uses a proprietary ranking model within each country that utilizes traditional value metrics, profitability, and earnings catalysts. Further research is also performed on strict quality standards that focus on liquidity, balance sheet strength, industry fundamentals, and management quality. The country and sector exposures within the Fund relative to the Index are generally the result of the stock selection process.

Looking forward, international stocks remain relatively cheap versus U.S. stocks on several metrics and generally have higher dividend yields. The upside potential for all equities, both international and domestic, could face some headwinds, however. Corporate earnings growth in 2005 may be pressured further by higher oil prices and rising

BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2004

interest rates. In addition, many industries are encountering a difficult pricing environment that could limit margin expansion.

Effective September 15, 2004, Walter Scott & Partners Limited ("WSPL") commenced management of its portion of the Fund. Over the past two and half months, the portion of the portfolio managed by WSPL returned 9.27% compared with 11.72% for the Index.

Given the short period under review, making serious comments about performance would be redundant, it is perhaps more useful to discuss the approach WSPL takes to managing the portfolio. The cornerstone of WSPL's investment approach is the conviction that, over the long term, the returns enjoyed by an investor in a company's equity shares is no more than the wealth generated by the company from its commercial activities. In other words, the returns to an equity shareholder will reflect the company's long run return on equity.

WSPL's global investment research program seeks out companies capable of generating wealth at well above average rates, defined on various measures. The goal is to find businesses capable of generating real returns of between 7% and 10% per annum over the long term. The investment process combines in-depth financial analysis with management meetings. Portfolios are constructed 'bottom-up' without reference to the composition of index benchmarks.

A good example of this approach can be seen in the current geographic allocation of the portfolio. Just less than 60% of the investments are in stocks based in the Pacific Rim, including Japan. This represents approximately double the weighting the Pacific Rim represents in the Index. The Fund's investments are the result of stock by stock decisions, not a top-down view.

Although growth in China and Japan slowed towards the end of 2004, it is clear that the Pacific Rim has an economic momentum that is sadly lacking in Europe. Europe's economies continue to struggle with high unemployment and the effects of the European Central Bank's tight monetary policy. The Euro's strength adds to the pressures on European companies. While we can find some excellent companies in Europe, the region as a whole lacks economic vitality. By contrast, the best Japanese companies have restructured over the past few years in the face of a consistently strong Yen, and are reaping the rewards of China's economic advance through the supply of components, consumer and capital goods and access to cheap labor.

A word of caution is necessary, however. The key to international investment returns for a U.S. based investor in 2005 may have much more to do with the path of the U.S dollar and interest rates than anything taking place in foreign markets. The scale of the U.S. trade and budget deficits is well known, and needs no repetition. The deficits cannot increase indefinitely. One effect of a weakening dollar is to boost the returns from investment in foreign stocks simply through currency translation. Because the U.S. economy has been the engine of world growth for the past decade and in the process has sucked in imports from around the world - notably Asia - a collapse in the value of the dollar and consequential rise in interest rates would be very bad news for the global economy.

WSPL is delighted to have been appointed to manage part of the Fund, and we recognize and appreciate the confidence placed in our firm. Everyone at WSPL shall strive to repay that trust in full. Thank you for your continuing investment in the Fund.

BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2004


Philadelphia International Advisors and
Walter Scott & Partners Limited
Brown Advisory International Fund Team
November 2004

INVESTING OVERSEAS INVOLVES SPECIAL RISKS, INCLUDING THE VOLATILITY OF CURRENCY EXCHANGE RATES AND, IN SOME CASES, LIMITED GEOGRAPHIC FOCUS, POLITICAL AND ECONOMIC INSTABILITY, AND RELATIVELY ILLIQUID MARKETS.

TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. DURING THE PERIODS SHOWN, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE MSCI EAFE INDEX IS A GROUP OF UNMANAGED SECURITIES WIDELY REGARDED BY INVESTORS TO BE REPRESENTATIVE OF THE STOCK MARKETS OF EUROPE, AUSTRALASIA, AND THE FAR EAST. THE INDEX IS A TOTAL RETURN INDEX NET OF FOREIGN WITHHOLDING TAXES ON DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY REAL ESTATE FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2004

Dear Shareholder:

For the six months ended November 30, 2004, Brown Advisory Real Estate Fund (the "Fund") achieved a total return of 19.96%, compared with total returns of 22.42% for the National Association of Real Estate Investment Trusts' "NAREIT") Equity Index, and 21.81% for the NAREIT Composite Index (which includes Real Estate Investment Trusts ("REIT") that invest in mortgage debt). For additional reference, total returns from other asset classes over the same period were 5.67% for the Standard & Poor's 500 Index (large cap stocks), 12.18% for the Russell 2000(R) Index (small cap stocks), and 3.32% for the Lehman Brothers Intermediate Aggregate Index (market index of high quality, domestic fixed income securities with maturities of less than ten years). Since inception on December 10, 2003, the Fund has posted a return of 22.76%. (PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00% SUBJECT TO LIMITED EXCEPTIONS.)

Over the years, the REITs that have provided the highest dividend yields have tended to exhibit somewhat slower earnings growth than REITs in general. Since we have focused on higher-yielding REITs, the Fund's holdings have earned a higher-than-average dividend yield than the indices, but have generated slightly less than average capital appreciation.

During the past six months, the performance of REIT stocks has been more positively impacted by investor capital flows into the sector than the companies' underlying real estate operations. As these funds are invested in the market, REIT share prices have appreciated considerably. REITs have benefited from increasing investor interest in income-producing vehicles because (1) a large number of baby boomers are beginning to contemplate retirement and (2) REIT yields of roughly 5% are quite attractive compared to the yields on money market instruments, treasury bond yields, and corporate dividends.

On the other hand, real estate operating performance has been mixed. Office and apartment owners have struggled through a slowdown in the economy and the steady pace of job cuts since the tech bubble collapse. Although conditions have begun to stop deteriorating in many markets, office landlords in the hardest hit regions will probably not regain pricing power until late 2006 or early 2007. Apartment operators have also been fighting a steady stream of new supply, fueled by developers' easy access to capital, at a time when demand in many markets is at a cyclical low. Rental demand has declined in part because of a substantial move to homeownership as mortgage rates have dropped to historically low levels. Although some companies have been able to increase effective rents in a handful of markets, many apartment landlords are still struggling. Retail REITs - mall, strip center and power center operators - continue to enjoy a favorable environment as consumer-spending trends show little signs of slowing. As a result, demand for retail space has been increasing and new leases have recently been signed at 10% to 20% increases over expiring rents.

For the past several quarters we have maintained a substantial overweight to the Retail sector. This overweight has helped our performance as retail REITs have had high occupancies and increasing rents, and their stock prices have appreciated accordingly.

BROWN ADVISORY REAL ESTATE FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2004


In contrast, our performance has been hurt by our overweight in the Health Care sector. We like health care REITs in an income-oriented fund because of the high dividend yields, but earnings growth and capital appreciation have typically been lower than average for stocks in this sector.

We have had a fairly substantial underweighting in the Office/Industrial and the Apartment sectors. Both have experienced below-average earnings and dividend growth. The Office sector underperformed the REIT average return, but the Apartment sector outperformed the Index.

As REIT stock prices moved higher during the past six months, we have increased the percentage of the Fund held in cash, moving from roughly 2% mid-year to just under 8% today. This higher-than-normal cash balance has also had a negative impact on relative performance.

From an individual stock standpoint, several retail REITs showed outstanding total returns. These include Mills Corp., Cedar Shopping Centers, Inc., Glimcher Realty Trust, Tanger Factory Outlet Centers, Inc., and Equity One, Inc. We also benefited from some selective overweights to Boston Properties, Inc. (an Office/Industrial REIT) and Archstone-Smith Trust and AvalonBay Communities, Inc. (both Residential REITs). These three companies all did well in spite of mediocre operating performance for their respective sectors.

Some of the stocks that underperformed were CarrAmerica Realty Corp., American Financial Realty Trust, and Mack-Cali Realty Corp. (all Office/Industrial REITs), and Colonial Properties Trust (a Diversified REIT that specializes in office and apartment buildings). Some other underperforming stocks include Hospitality Properties Trust, Health Care REIT, Inc., Health Care Property Investors, Inc., and Healthcare Realty Trust, Inc. (all Specialty REITs). The common theme among all these investments is that they provide high current income yields, but have less of an opportunity to grow earnings and dividends over the next twelve months.

The Fund seeks to provide high current income as its primary objective and capital appreciation as a secondary objective. In order to achieve these objectives, the Fund has invested primarily in equity REITs.

Brown Advisory Real Estate Fund Team
November 2004

MANY REAL ESTATE COMPANIES ARE SMALL AND MEDIUM CAPITALIZATION COMPANIES. AS A RESULT, INVESTING IN SUCH COMPANIES MAY POSE A GREATER RISK THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES. AS A NON-DIVERSIFIED FUND, THE FUND MAY FOCUS A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION OF THE FUND IN A LIMITED NUMBER OF SECURITIES EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS.

TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. DURING THE PERIODS SHOWN, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE NAREIT EQUITY INDEX IS A WIDELY RECOGNIZED, MANAGED INDEX OF PUBLICLY TRADED REAL ESTATE INVESTMENT TRUSTS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

          Shares   Security Description                         Value
          ------   --------------------                         -----
        COMMON STOCK - 94.3%
        CONSUMER DISCRETIONARY - 19.7%
            25,000 Comcast Corp., Class A+                   $   741,250
             9,000 Costco Wholesale Corp.                        437,400
            33,000 InterActiveCorp.+                             814,770
            25,000 Kohl's Corp.+                               1,154,000
            21,000 Lowe's Cos., Inc.                           1,161,930
            18,000 Marriott International, Inc., Class A       1,023,300
            20,000 Outback Steakhouse, Inc.                      866,000
            14,000 Target Corp.                                  717,080
            56,000 Time Warner, Inc.+                            991,760
            25,000 Viacom, Inc., Class B                         867,500
                                                             -----------
                                                               8,774,990
                                                             -----------
        CONSUMER STAPLES - 9.1%
            19,000 Anheuser-Busch Cos., Inc.                     951,710
            24,000 PepsiCo, Inc.                               1,197,840
            15,000 Sysco Corp.                                   521,250
            36,000 Walgreen Co.                                1,374,480
                                                             -----------
                                                               4,045,280
                                                             -----------
        ENERGY - 4.5%
            13,000 Exxon Mobil Corp.                             666,250
            20,000 Schlumberger Ltd.                           1,312,600
                                                             -----------
                                                               1,978,850
                                                             -----------
        FINANCIALS - 12.7%
             8,000 American Express Co.                          445,680
            23,500 American International Group, Inc.          1,488,725
            18,000 Citigroup, Inc.                               805,500
            10,000 Freddie Mac                                   682,600
            39,000 Mellon Financial Corp.                      1,139,580
            22,000 Morgan Stanley                              1,116,500
                                                             -----------
                                                               5,678,585
                                                             -----------
        HEALTH CARE - 20.0%
            19,500 Abbott Laboratories                           818,220
            20,000 Amgen, Inc.+                                1,200,800
            14,500 Cephalon, Inc.+                               689,185
            19,000 Eli Lilly & Co.                             1,013,270
             9,000 Forest Laboratories, Inc.+                    350,730
            20,000 Laboratory Corp. of America Holdings+         959,000
            23,000 Medtronic, Inc.                             1,105,150
            22,500 Merck & Co., Inc.                             630,450
            56,000 Pfizer, Inc.                                1,555,120
            13,000 Pharmaceutical Product Development, Inc.+     547,430
                                                             -----------
                                                               8,869,355
                                                             -----------

See Notes to Financial Statements.

BROWN ADVISORY GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

       Shares   Security Description                             Value
       ------   --------------------                             -----
      INDUSTRIALS - 6.7%
         33,000 General Electric Co.                          $ 1,166,880
         15,000 Jacobs Engineering Group, Inc.+                   689,550
         15,000 L-3 Communications Holdings, Inc.               1,116,300
                                                              -----------
                                                                2,972,730
                                                              -----------
      INFORMATION TECHNOLOGY - 21.6%
         20,000 Affiliated Computer Services, Inc. Class A+     1,183,600
         11,000 Analog Devices, Inc.                              406,450
         74,000 BEA Systems, Inc.+                                597,920
         72,000 Cisco Systems, Inc.+                            1,347,120
         30,000 Dell, Inc.+                                     1,215,600
         11,800 Intel Corp.                                       263,730
         61,000 Microsoft Corp.                                 1,635,410
        115,000 Parametric Technology Corp.+                      672,750
         13,000 Qualcomm, Inc.                                    541,060
         27,000 Texas Instruments, Inc.                           652,859
         50,150 Veritas Software Corp.+                         1,098,286
                                                              -----------
                                                                9,614,785
                                                              -----------
      Total Common Stock (Cost $38,029,658)                    41,934,575
                                                              -----------
      MONEY MARKET FUNDS - 5.3%
      1,467,865 Cash Reserve Fund, Inc., Institutional Series   1,467,865
        900,000 Cash Reserve Fund, Inc., Prime Series             900,000
                                                              -----------
      Total Money Market Funds (Cost $2,367,865)                2,367,865
                                                              -----------
      Total Investments - 99.6% (Cost $40,397,523)*           $44,302,440
      Other Assets & Liabilities, Net - 0.4%                      189,205
                                                              -----------
      NET ASSETS - 100.0%                                     $44,491,645
                                                              ===========

---------------------
+Non-income producing security.
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $ 6,220,454
            Gross Unrealized Depreciation               (2,315,537)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $ 3,904,917

PORTFOLIO HOLDINGS
% of Total Investments

                          Information Technology 21.7%
                          Health Care            20.0%
                          Consumer Discretionary 19.8%
                          Financials             12.8%
                          Consumer Staples        9.1%
                          Industrials             6.7%
                          Energy                  4.5%
                          Money Market Funds      5.4%

See Notes to Financial Statements.

BROWN ADVISORY VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

       Shares   Security Description                            Value
       ------   --------------------                            -----
      COMMON STOCK - 94.1%
      BANKS - 7.9%
        100,505 Wachovia Corp.                              $   5,201,134
         99,717 Washington Mutual, Inc.                         4,059,479
                                                            -------------
                                                                9,260,613
                                                            -------------
      BASIC MATERIALS - 3.0%
        185,980 RPM International, Inc.                         3,438,770
                                                            -------------
      CONSUMER DISCRETIONARY - 18.2%
         23,535 CVS Corp.                                       1,067,783
         73,600 Jones Apparel Group, Inc.                       2,615,008
         43,525 Lowe's Cos., Inc.                               2,408,238
        183,590 Mattel, Inc.                                    3,479,031
         99,295 May Department Stores Co.                       2,792,175
        182,020 Nokia Corp. ADR                                 2,943,263
         43,525 Reebok International, Ltd.                      1,692,252
        240,585 Time Warner, Inc.+                              4,260,760
                                                            -------------
                                                               21,258,510
                                                            -------------
      CONSUMER STAPLES - 3.5%
         27,700 Constellation Brands, Inc., Class A+            1,238,190
        146,410 Safeway, Inc.+                                  2,822,785
                                                            -------------
                                                                4,060,975
                                                            -------------
      DIVERSIFIED FINANCIALS - 5.1%
         95,760 Citigroup, Inc.                                 4,285,260
         24,535 Freddie Mac                                     1,674,759
                                                            -------------
                                                                5,960,019
                                                            -------------
      ENERGY - 4.2%
         53,025 ChevronTexaco Corp.                             2,895,165
         55,400 National-Oilwell, Inc.+                         2,005,480
                                                            -------------
                                                                4,900,645
                                                            -------------
      HEALTH CARE - 18.6%
         98,925 Health Management Associates, Inc., Class A     2,185,253
         39,730 Laboratory Corp. of America Holdings+           1,905,054
        136,910 McKesson Corp.                                  4,045,690
        257,050 Merck & Co., Inc.                               7,202,541
        227,920 Pfizer, Inc.                                    6,329,338
                                                            -------------
                                                               21,667,876
                                                            -------------
      INDUSTRIALS - 4.7%
         31,530 General Electric Co.                            1,114,901
         72,880 Snap-On, Inc.                                   2,303,737
         33,390 Union Pacific Corp.                             2,118,262
                                                            -------------
                                                                5,536,900
                                                            -------------

See Notes to Financial Statements.

BROWN ADVISORY VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

       Shares   Security Description                             Value
       ------   --------------------                             -----
      INFORMATION TECHNOLOGY - 13.6%
         20,575 Affiliated Computer Services, Inc., Class A+  $  1,217,629
        233,460 BEA Systems, Inc.+                               1,886,357
        114,710 Hewlett-Packard Co.                              2,294,200
        256,415 Parametric Technology Corp.+                     1,500,028
         52,230 Pitney Bowes, Inc.                               2,286,107
        102,882 Texas Instruments, Inc.                          2,487,687
        114,473 Seagate Technology+                              1,714,806
        114,755 Veritas Software Corp.+                          2,513,133
                                                              ------------
                                                                15,899,947
                                                              ------------
      INSURANCE - 15.3%
         75,185 Chubb Corp.                                      5,729,849
         49,065 Lincoln National Corp.                           2,257,971
          7,915 Markel Corp.+                                    2,548,630
        142,232 Marsh & McLennan Cos., Inc.                      4,066,413
         64,105 RenaissanceRe Holdings, Ltd.                     3,227,687
                                                              ------------
                                                                17,830,550
                                                              ------------
      Total Common Stock (Cost $102,376,493)                   109,814,805
                                                              ------------
      MONEY MARKET FUNDS - 5.8%
      2,544,328 Cash Reserve Fund, Inc., Institutional Series    2,544,328
      4,243,673 Cash Reserve Fund, Inc., Prime Series            4,243,673
                                                              ------------
      Total Money Market Funds (Cost $6,788,001)                 6,788,001
                                                              ------------
      Total Investments - 99.9% (Cost $109,164,494)*          $116,602,806
      Other Assets and Liabilities, Net - 0.1%                     139,832
                                                              ------------
      NET ASSETS - 100.0%                                     $116,742,638
                                                              ============

---------------------
+Non-income producing security.
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $13,358,258
            Gross Unrealized Depreciation               (5,919,946)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $ 7,438,312

PORTFOLIO HOLDINGS
% of Total Investments

                          Health Care            18.6%
                          Consumer Discretionary 18.2%
                          Insurance              15.3%
                          Information Technology 13.6%
                          Banks                   7.9%
                          Diversified Financials  5.1%
                          Industrials             4.8%
                          Energy                  4.2%
                          Consumer Staples        3.5%
                          Basic Materials         3.0%
                          Money Market Funds      5.8%

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

         Shares   Security Description                        Value
         ------   --------------------                        -----
        COMMON STOCK - 98.2%
        AUTOS & TRANSPORTATION - 4.5%
          125,449 Forward Air Corp.+                      $   5,814,561
                                                          -------------
        BIO-TECHNOLOGY - 5.4%
          127,113 Affymetrix, Inc.+                           4,315,486
           68,162 Martek Biosciences Corp.+                   2,649,457
                                                          -------------
                                                              6,964,943
                                                          -------------
        COMMUNICATION SERVICES & EQUIPMENT - 15.1%
          165,053 Akamai Technologies, Inc.+                  2,137,436
          601,467 iPass, Inc.+                                3,903,521
          310,256 Tekelec, Inc.+                              7,263,093
          251,150 WebEx Communications, Inc.+                 5,962,301
                                                          -------------
                                                             19,266,351
                                                          -------------
        CONSUMER DISCRETIONARY - 16.8%
           14,056 Apollo Group, Inc., Class A+                1,120,263
           65,666 Bright Horizons Family Solutions, Inc.+     4,120,541
           11,792 Corporate Executive Board Co.                 791,007
          119,509 CoStar Group, Inc.+                         5,234,494
           99,953 Getty Images, Inc.+                         5,822,262
          141,354 Hot Topic, Inc.+                            2,313,965
           68,175 Princeton Review, Inc.+                       404,959
          157,208 TiVo, Inc.+                                   740,450
           26,669 Universal Technical Institute, Inc.+          888,078
                                                          -------------
                                                             21,436,019
                                                          -------------
        DIAGNOSTICS - 1.4%
           46,678 Gen-Probe, Inc.+                            1,862,452
                                                          -------------
        FINANCIALS - 6.0%
          323,814 Digital Insight Corp.+                      5,286,264
           60,689 iPayment, Inc.+                             2,332,885
                                                          -------------
                                                              7,619,149
                                                          -------------
        HEALTH CARE SERVICES - 13.0%
           79,627 Accredo Health, Inc.+                       2,155,503
           56,609 Concur Technologies, Inc.+                    532,125
          284,930 Eclipsys Corp.+                             5,541,889
           43,937 Open Solutions, Inc.+                       1,162,134
          169,264 Sunrise Senior Living, Inc.+                7,269,889
                                                          -------------
                                                             16,661,540
                                                          -------------
        MATERIALS & PROCESSING - 4.7%
          123,293 Symyx Technologies, Inc.+                   3,887,428
           45,361 Trex Co., Inc.+                             2,129,699
                                                          -------------
                                                              6,017,127
                                                          -------------
        MEDICAL DEVICES - 13.9%
          134,920 Align Technology, Inc.+                     1,426,104
          235,011 ArthroCare Corp.+                           7,113,783
          108,645 CardioDynamics International Corp.+           496,508
          158,952 EPIX Medical, Inc.+                         2,797,555
           24,383 Intuitive Surgical, Inc.+                     876,081
          168,341 SonoSite, Inc.+                             5,024,979
                                                          -------------
                                                             17,735,010
                                                          -------------

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

 Shares   Security Description                                               Value
 ------   --------------------                                               -----
PRODUCER DURABLES - 3.6%
  201,438 ATMI, Inc.+                                                     $  4,637,103
                                                                          ------------
SECURITY TECHNOLOGY - 4.7%
  255,615 RSA Security, Inc.+                                                5,406,257
   68,145 Digimarc Corp.+                                                      627,615
                                                                          ------------
                                                                             6,033,872
                                                                          ------------
SEMI-ELECTRONICS - 4.2%
  162,925 Power Integrations, Inc.+                                          3,214,510
  213,501 Skyworks Solutions, Inc.+                                          2,120,065
                                                                          ------------
                                                                             5,334,575
                                                                          ------------
SOFTWARE - 4.9%
  231,488 Synplicity, Inc.+                                                  1,300,963
  405,821 Wind River Systems, Inc.+                                          4,910,434
                                                                          ------------
                                                                             6,211,397
                                                                          ------------
Total Common Stock (Cost $82,517,898)                                      125,594,099
                                                                          ------------
MONEY MARKET FUND - 1.4%
1,803,660 Cash Reserve Fund, Inc., Institutional Series (Cost $1,803,660)    1,803,660
                                                                          ------------
Total Investments - 99.6% (Cost $84,321,558)*                             $127,397,759
Other Assets & Liabilities, Net - 0.4%                                         448,517
                                                                          ------------
NET ASSETS - 100.0%                                                       $127,846,276
                                                                          ============

---------------------
+Non-income producing security.
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $48,639,897
            Gross Unrealized Depreciation               (5,563,696)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $43,076,201

PORTFOLIO HOLDINGS
% of Total Investments

                    Consumer Discretionary             16.8%
                    Communication Services & Equipment 15.1%
                    Medical Devices                    13.9%
                    Health Care Services               13.1%
                    Financials                          6.0%
                    Bio-Technology                      5.5%
                    Software                            4.9%
                    Materials & Processing              4.7%
                    Security Technology                 4.7%
                    Autos & Transportation              4.6%
                    Semi-Electronics                    4.2%
                    Producer Durables                   3.6%
                    Diagnostics                         1.5%
                    Money Market Fund                   1.4%

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

   Shares   Security Description                                     Value
   ------   --------------------                                     -----
  COMMON STOCK - 97.8%
  CONSUMER DISCRETIONARY - 2.1%
     70,400 Corinthian Colleges, Inc.+                            $  1,226,720
                                                                  ------------
  CONSUMER STAPLES - 2.5%
    137,000 Del Monte Foods Co.+                                     1,486,450
                                                                  ------------
  ENERGY - 4.5%
     34,300 Arch Coal, Inc.                                          1,310,260
     32,500 Comstock Resources, Inc.+                                  705,575
     15,300 Penn Virginia Corp.                                        664,938
                                                                  ------------
                                                                     2,680,773
                                                                  ------------
  FINANCIALS - 18.2%
     19,400 Affiliated Managers Group+                               1,229,572
     89,700 Crescent Real Estate Equities Co.                        1,623,570
      4,000 First City Liquidating Trust Loans Assets Corp.+(+/-)        2,800
     50,000 Hilb Rogal & Hobbs Co.                                   1,734,500
     74,900 Interactive Data Corp.+                                  1,536,948
     63,600 Nelnet, Inc., Class A+                                   1,542,300
     74,000 Providian Financial Corp.+                               1,187,700
     84,500 Trizec Properties, Inc.                                  1,391,715
     37,800 Wellsford Real Properties, Inc.+                           566,622
                                                                  ------------
                                                                    10,815,727
                                                                  ------------
  HEALTH CARE - 8.7%
     74,600 Accredo Health, Inc.+                                    2,019,422
     63,800 Collagenex Pharmaceuticals, Inc.+                          363,660
     26,400 Coventry Health Care, Inc.+                              1,310,232
     40,900 PolyMedica Corp.                                         1,453,995
                                                                  ------------
                                                                     5,147,309
                                                                  ------------
  HOTEL, RESTAURANTS & LEISURE - 4.0%
     65,200 Speedway Motorsports, Inc.                               2,395,448
                                                                  ------------
  INDUSTRIALS - 20.2%
     37,000 Adesa, Inc.                                                738,520
     30,300 Banta Corp.                                              1,348,350
    276,214 Century Business Services, Inc.+                         1,187,720
     10,900 Chemed Corp.                                               676,236
     18,800 Convergys Corp.+                                           279,556
     77,800 EDO Corp.                                                2,370,566
     41,200 Electro Rent Corp.+                                        584,216
     45,500 Fuel-Tech NV+                                              228,410
     40,800 Lincoln Electric Holdings, Inc.                          1,464,312
     33,400 Providence Service Corp.+                                  601,200
     11,300 Rent-A-Center, Inc.+                                       288,037
     23,100 Pacer International, Inc.+                                 451,836
     28,500 Silgan Holdings, Inc.                                    1,547,550
     21,800 Velcro Industries NV                                       272,500
                                                                  ------------
                                                                    12,039,009
                                                                  ------------
  INFORMATION TECHNOLOGY - 13.5%
    102,900 infoUSA, Inc.+                                           1,132,929
     81,300 Intergraph Corp.+                                        2,130,060
     48,600 Lipman Electric Engineering, Ltd.+                       1,377,324
     79,600 Storage Technology Corp.+                                2,319,544
     63,800 Technitrol, Inc.+                                        1,100,550
                                                                  ------------
                                                                     8,060,407
                                                                  ------------

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

 Shares   Security Description                                               Value
 ------   --------------------                                               -----
MATERIALS - 3.6%
   29,900 Compass Minerals International, Inc.                            $   675,740
   51,400 HB Fuller Co.                                                     1,471,068
                                                                          -----------
                                                                            2,146,808
                                                                          -----------
MEDIA - 8.0%
   82,800 Hollinger International, Inc., Class A                            1,550,844
  149,000 MDC Partners, Inc., Class A+                                      1,531,720
   31,200 RH Donnelley Corp.+                                               1,706,640
                                                                          -----------
                                                                            4,789,204
                                                                          -----------
RETAILING - 12.5%
   34,600 Advanced Marketing Services                                         371,950
   26,600 AnnTaylor Stores Corp.+                                             583,604
   46,900 Cash America International, Inc.                                  1,202,985
   32,800 Handleman Co.                                                       695,360
   50,500 Stage Stores, Inc.+                                               2,069,995
  192,800 Triarc Cos., Inc., Class A                                        2,496,761
                                                                          -----------
                                                                            7,420,655
                                                                          -----------
Total Common Stock (Cost $52,251,068)                                      58,208,510
                                                                          -----------
MONEY MARKET FUND - 1.9%
1,129,859 Cash Reserve Fund, Inc., Institutional Series (Cost $1,129,859)   1,129,859
                                                                          -----------
Total Investments - 99.7% (Cost $53,380,927)*                             $59,338,369
Other Assets & Liabilities, Net - 0.3%                                        158,332
                                                                          -----------
NET ASSETS - 100.0%                                                       $59,496,701
                                                                          ===========

---------------------
+Non-income producing security.
(+/-)Denotes a restricted security which is subject to restrictions on resale under Federal securities law. As of November 30, 2004, the market value of the security was $2,800, which represents less than 1% of Net Assets. Following is additional information on the restricted security:

                       Security                     Acquisition Date  Cost
                       --------                     ----------------  ----
    First City Liquidating Trust Loans Assets Corp.  March 4, 2003   $8,050

*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $ 7,206,502
            Gross Unrealized Depreciation               (1,249,060)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $ 5,957,442

PORTFOLIO HOLDINGS
% of Total Investments

                       Industrials                  20.3%
                       Financials                   18.2%
                       Information Technology       13.6%
                       Retailing                    12.5%
                       Health Care                   8.7%
                       Media                         8.1%
                       Energy                        4.5%
                       Hotel, Restaurants & Leisure  4.0%
                       Materials                     3.6%
                       Consumer Staples              2.5%
                       Consumer Discretionary        2.1%
                       Money Market Fund             1.9%

See Notes to Financial Statements.

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

              Shares   Security Description              Value
              ------   --------------------              -----
             COMMON STOCK - 97.6%
             AUSTRALIA - 5.6%
               157,000 Lend Lease Corp., Ltd.        $   1,486,159
               136,700 St. George Bank, Ltd.             2,560,422
               185,100 WMC Resources, Ltd.               1,035,494
               160,000 Woodside Petroleum, Ltd.          2,588,402
                                                     -------------
                                                         7,670,477
                                                     -------------
             CANADA - 3.5%
                29,000 Manulife Financial Corp.          1,298,726
                31,000 Suncor Energy, Inc.               1,069,181
                82,500 Talisman Energy, Inc.             2,320,865
                                                     -------------
                                                         4,688,772
                                                     -------------
             DENMARK - 1.2%
                31,500 Novo-Nordisk A/S, Series B        1,673,644
                                                     -------------
             FINLAND - 0.6%
                47,000 Nokia OYJ                           764,576
                                                     -------------
             FRANCE - 10.4%
                85,000 France Telcom SA                  2,669,464
                18,000 L'Oreal SA                        1,301,406
                18,000 LVMH Moet Hennessy                1,279,875
                33,500 Marionnaud Parfumeries              989,750
                 9,815 SEB SA                              990,087
                44,000 Societe Television Francaise1     1,401,138
                71,000 Thomson/ex-TMM                    1,707,019
                17,250 Total SA                          3,775,931
                                                     -------------
                                                        14,114,670
                                                     -------------
             GERMANY - 6.3%
                22,000 Allianz AG                        2,754,324
                23,000 Altana AG                         1,256,351
                37,000 BASF AG                           2,498,083
                47,500 Bayerische Motoren Werke AG       2,013,843
                                                     -------------
                                                         8,522,601
                                                     -------------
             GREECE - 0.6%
               169,200 Hellenic Technodomiki Tev SA        751,084
                                                     -------------
             HONG KONG - 6.9%
               536,700 Byd Co., Ltd.                     1,525,353
               320,000 China Mobile Hong Kong, Ltd.      1,047,332
               140,000 China Netcom Group Corp.+           168,340
               290,000 CLP Holdings, Ltd.                1,667,063
             3,050,000 CNOOC, Ltd.                       1,735,640
               820,000 Hong Kong & China Gas             1,692,526
               180,000 Hutchinson Whampoa, Ltd.          1,608,807
                                                     -------------
                                                         9,445,061
                                                     -------------
             IRELAND - 3.4%
               114,000 Allied Irish Banks plc            2,227,222
                97,000 CRH plc                           2,454,596
                                                     -------------
                                                         4,681,818
                                                     -------------

See Notes to Financial Statements.

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

     Shares   Security Description                                 Value
     ------   --------------------                                 -----
    JAPAN - 27.4%
      350,000 Bank of Fukuoka, Ltd.                            $   2,223,357
       71,500 Canon, Inc.                                          3,589,085
       58,000 Denso Corp.                                          1,390,826
       49,000 Eisai Co., Ltd.                                      1,463,398
       22,500 Fanuc, Ltd.                                          1,407,413
       55,000 Fujisawa Pharmaceutical Co., Ltd.                    1,425,896
       28,500 Honda Motor Co., Ltd.                                1,366,847
       12,500 Hirose Electric Co., Ltd.                            1,326,670
        9,700 Hoya Corp.                                           1,011,567
       55,000 Kao Corp.                                            1,326,913
          500 KDDI Corp.                                           2,470,937
        6,500 Keyence Corp.                                        1,473,321
       31,000 Kyocera Corp.                                        2,186,390
           98 Millea Holdings, Inc.                                1,382,363
      124,000 Mitsubishi Estate Co., Ltd.                          1,405,321
          155 Mitsubishi Tokyo Financial Group                     1,470,159
       20,500 Murata Manufacturing Co., Ltd.                       1,072,912
      185,000 Nikko Cordial Corp.                                    925,045
          180 Nippon Telegraph & Telephone Corp.                     808,989
          480 NTT DoCoMo, Inc.                                       835,838
       10,000 Rohm Co., Ltd.                                         956,272
       35,500 Secom Co., Ltd.                                      1,405,564
       34,000 Shin-Etsu Chemical Co., Ltd.                         1,319,714
       38,000 Sony Corp.                                           1,386,254
       31,000 Takeda Pharmaceutical Co., Ltd.                      1,525,950
                                                               -------------
                                                                  37,157,001
                                                               -------------
    NETHERLANDS - 5.9%
      100,500 ABN AMRO Holdings NV                                 2,468,365
       46,000 Heineken Holding NV, Class A                         1,321,156
      174,500 Reed Elsevier NV                                     2,337,746
       72,500 TPG NV                                               1,900,143
                                                               -------------
                                                                   8,027,410
                                                               -------------
    SOUTH KOREA - 1.8%
       12,000 Samsung Electronics Co., Ltd.                        2,486,410
                                                               -------------
    SPAIN - 2.5%
       84,000 Endesa SA                                            1,808,572
       55,000 Inditex SA                                           1,609,613
                                                               -------------
                                                                   3,418,185
                                                               -------------
    SWEDEN - 1.7%
      230,000 Ericsson LM, Class B                                   765,613
       47,000 Hennes & Mauritz AB, Class B                         1,508,638
                                                               -------------
                                                                   2,274,251
                                                               -------------
    SWITZERLAND - 0.9%
        5,000 Nestle SA                                            1,285,262
                                                               -------------
    TAIWAN - 1.6%
      270,000 Taiwan Semiconductor Manufacturing Co., Ltd. ADR     2,151,900
                                                               -------------

See Notes to Financial Statements.

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

 Shares   Security Description                                                        Value
 ------   --------------------                                                       -----
THAILAND - 0.3%
5,000,000 Charoen Pokphand Foods plc                                              $    449,125
                                                                                  ------------
UNITED KINGDOM - 17.0%
  310,000 BG Group plc                                                               2,151,012
  212,200 BP plc                                                                     2,166,014
  723,600 Centrica plc                                                               3,426,785
  345,200 Davis Service Group plc                                                    2,596,511
   81,000 GlaxoSmithKline plc                                                        1,704,696
  250,000 Kingfisher plc                                                             1,376,281
   46,000 Reckitt Benckiser plc                                                      1,356,745
   78,500 Royal Bank of Scotland Group plc                                           2,412,850
  349,279 Tesco plc                                                                  2,012,957
  932,500 Vodafone Group plc                                                         2,531,114
  305,000 William Morrison Supermarkets plc                                          1,311,768
                                                                                  ------------
                                                                                    23,046,733
                                                                                  ------------
Total Common Stock (Cost $113,238,502)                                             132,608,980
                                                                                  ------------
MONEY MARKET FUND - 2.6%
3,517,634 Citi/SM/ Institutional Trust Liquid Reserves, Class A (Cost $3,517,634)    3,517,634

Principal
---------                                   -                                          -
MONEY MARKET DEPOSIT ACCOUNT - 0.1%
  $79,248 Citibank Money Market Deposit Account (Cost $79,248)                          79,248
                                                                                  ------------
Total Investments - 100.3% (Cost $116,835,384)*                                   $136,205,862
Other Assets and Liabilities, Net - (0.3)%                                            (394,871)
                                                                                  ------------
NET ASSETS - 100.0%                                                               $135,810,991
                                                                                  ============

---------------------

                        ADR American Depositary Receipt.

+Non-income producing security.
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $19,907,593
            Gross Unrealized Depreciation                 (537,115)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $19,370,478

PORTFOLIO HOLDINGS
% of Total Investments

                        Financials                 18.7%
                        Consumer Discretionary     15.2%
                        Industrials                13.2%
                        Energy                     11.6%
                        Telecommunication Services  8.9%
                        Consumer Staples            7.6%
                        Health Care                 7.4%
                        Utilities                   6.3%
                        Information Technology      4.9%
                        Materials                   3.6%
                        Cash & Cash Equivalents     2.6%

See Notes to Financial Statements.

BROWN ADVISORY REAL ESTATE FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

            Shares  Security Description                    Value
            ------  --------------------                    -----
            REAL ESTATE INVESTMENT TRUSTS (REITS) - 92.0%
            DIVERSIFIED - 7.6%
              7,955 Colonial Properties Trust            $   315,018
             12,185 iStar Financial, Inc.                    534,921
              7,745 Vornado Realty Trust                     569,257
                                                         -----------
                                                           1,419,196
                                                         -----------
            OFFICE/INDUSTRIAL - 20.4%
             22,750 American Financial Realty Trust          338,748
             11,780 Boston Properties, Inc.                  708,920
             14,690 CarrAmerica Realty Corp.                 475,809
              9,480 Duke Realty Corp.                        327,534
             13,565 Equity Office Properties Trust           372,359
             15,945 Glenborough Realty Trust, Inc.           348,239
              8,570 Kilroy Realty Corp.                      346,399
              8,945 Mack-Cali Realty Corp.                   391,254
             13,450 Prentiss Properties Trust                502,896
                                                         -----------
                                                           3,812,158
                                                         -----------
            REGIONAL MALLS - 12.5%
             18,545 Glimcher Realty Trust                    499,788
              9,465 Macerich Co.                             574,904
              8,665 Mills Corp.                              514,354
             11,910 Simon Property Group, Inc.               739,373
                                                         -----------
                                                           2,328,419
                                                         -----------
            RESIDENTIAL - 12.6%
             15,605 Archstone-Smith Trust                    569,583
              7,430 Avalonbay Communities, Inc.              528,273
              8,680 BRE Properties, Inc.                     352,755
              8,640 Camden Property Trust                    423,619
             21,210 United Dominion Realty Trust, Inc.       487,618
                                                         -----------
                                                           2,361,848
                                                         -----------
            SPECIALTY - 15.6%
             17,495 Health Care Property Investors, Inc.     469,391
              6,765 Health Care REIT, Inc.                   239,616
              8,030 Healthcare Realty Trust, Inc.            326,821
             14,545 Hospitality Properties Trust             653,653
             15,185 Nationwide Health Properties, Inc.       347,737
             13,025 Senior Housing Properties Trust          256,332
             14,955 Sovran Self Storage, Inc.                631,699
                                                         -----------
                                                           2,925,249
                                                         -----------

See Notes to Financial Statements.

BROWN ADVISORY REAL ESTATE FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

       Shares   Security Description                             Value
       ------   --------------------                             -----
       STRIP CENTERS - 23.3%
        46,405  Cedar Shopping Centers, Inc.                  $   631,108
        25,340  Commercial Net Lease Realty                       515,162
        24,405  Equity One, Inc.                                  554,970
        22,125  Heritage Property Investment Trust                710,213
        18,630  New Plan Excel Realty Trust                       493,322
        14,025  Regency Centers Corp.                             729,300
        14,675  Tanger Factory Outlet Centers, Inc.               735,364
                                                              -----------
                                                                4,369,439
                                                              -----------
       Total Real Estate Investment Trusts (Cost $14,819,889)  17,216,309
                                                              -----------
       MONEY MARKET FUNDS - 7.7%
       665,000  Cash Reserve Fund, Inc., Institutional Series     665,000
       784,064  Cash Reserve Fund, Inc., Prime Series             784,064
                                                              -----------
       Total Money Market Funds (Cost $1,449,064)               1,449,064
                                                              -----------
       Total Investments - 99.7% (Cost $16,268,953)*          $18,665,373
       Other Assets & Liabilities, Net - 0.3%                      56,895
                                                              -----------
       NET ASSETS - 100.0%                                    $18,722,268
                                                              ===========

---------------------
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $2,450,300
             Gross Unrealized Depreciation                 (53,880)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $2,396,420

PORTFOLIO HOLDINGS
% of Total Investments

                            Strip Centers      23.4%
                            Office/Industrial  20.4%
                            Specialty          15.7%
                            Residential        12.6%
                            Regional Malls     12.5%
                            Diversified         7.6%
                            Money Market Funds  7.8%

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2004

                                                                             BROWN        BROWN         BROWN
                                                                            ADVISORY     ADVISORY     ADVISORY
                                                                             GROWTH       VALUE       SMALL-CAP
                                                                             EQUITY       EQUITY       GROWTH
                                                                              FUND         FUND         FUND
                                                                          -----------  ------------ ------------
ASSETS
  Total investments, at value
   (Cost $40,397,523, $109,164,494 and $84,321,558, respectively)         $44,302,440  $116,602,806 $127,397,759
  Receivables:
    Fund shares sold                                                           20,000        46,000      600,610
    Interest and dividends                                                    224,246       179,708        1,751
    From investment advisor                                                        --            --        5,728
  Prepaid expenses and other assets                                               743         3,276        3,982
                                                                          -----------  ------------ ------------
Total Assets                                                               44,547,429   116,831,790  128,009,830
                                                                          -----------  ------------ ------------
LIABILITIES
  Payables:
    Fund shares redeemed                                                           --            --        3,257
  Accrued Liabilities:
    Payables to investment advisor                                             23,018        67,946      104,436
    Other expenses                                                             32,766        21,206       55,861
                                                                          -----------  ------------ ------------
Total Liabilities                                                              55,784        89,152      163,554
                                                                          -----------  ------------ ------------
NET ASSETS                                                                $44,491,645  $116,742,638 $127,846,276
                                                                          ===========  ============ ============
COMPONENTS OF NET ASSETS
  Paid-in capital                                                         $49,388,707  $102,180,008 $138,965,435
  Accumulated undistributed (distributions in excess of) net investment
   income                                                                     167,501       198,297     (773,285)
  Accumulated net realized gain (loss) on investments                      (8,969,480)    6,926,021  (53,422,075)
  Unrealized appreciation (depreciation) on investments                     3,904,917     7,438,312   43,076,201
                                                                          -----------  ------------ ------------
NET ASSETS                                                                $44,491,645  $116,742,638 $127,846,276
                                                                          ===========  ============ ============
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES
 AUTHORIZED)
  Institutional Shares                                                      5,414,827     8,549,056   10,739,124
  A Shares                                                                         --            --      933,396
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE
  Institutional Shares (based on net assets of $44,491,645, $116,742,638
   and $109,877,586, respectively)                                        $      8.22  $      13.66 $      10.23
                                                                          -----------  ------------ ------------
  A Shares (based on net assets of $17,968,690)                           $        --  $         -- $      19.25
                                                                          -----------  ------------ ------------
  A Shares Maximum Public Offering Price Per Share (net asset value
   per share/94.50%)                                                      $        --  $         -- $      20.37
                                                                          -----------  ------------ ------------

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2004

                                                                            BROWN                      BROWN
                                                                          ADVISORY        BROWN       ADVISORY
                                                                          SMALL-CAP     ADVISORY        REAL
                                                                            VALUE     INTERNATIONAL    ESTATE
                                                                            FUND          FUND          FUND
                                                                         -----------  ------------- -----------
ASSETS
  Total investments, at value
   (Cost $53,380,927, $116,835,384 and $16,268,953, respectively)        $59,338,369  $136,205,862  $18,665,373
  Cash                                                                            --            --       26,205
  Foreign currency (Cost $1,435,239)                                              --     1,494,592           --
  Receivables:
    Fund shares sold                                                         200,000            --       50,000
    Interest and dividends                                                    31,002       492,400       18,511
  Prepaid expenses and other assets                                            7,014         4,099          824
                                                                         -----------  ------------  -----------
Total Assets                                                              59,576,385   138,196,953   18,760,913
                                                                         -----------  ------------  -----------
LIABILITIES
  Payables:
    Investment securities purchased                                               --     2,205,441           --
  Accrued Liabilities:
    Payables to investment advisor                                            42,032       125,073           --
    Other expenses                                                            37,652        55,448       38,645
                                                                         -----------  ------------  -----------
Total Liabilities                                                             79,684     2,385,962       38,645
                                                                         -----------  ------------  -----------
NET ASSETS                                                               $59,496,701  $135,810,991  $18,722,268
                                                                         ===========  ============  ===========
COMPONENTS OF NET ASSETS
  Paid-in capital                                                        $51,239,965  $ 93,158,892  $16,280,951
  Accumulated undistributed (distributions in excess of) net investment
   income                                                                    (52,954)      370,980      140,212
  Accumulated net realized gain (loss) on investments                      2,352,248    22,820,750      (95,315)
  Unrealized appreciation (depreciation) on investments and foreign
   currency transactions                                                   5,957,442    19,460,369    2,396,420
                                                                         -----------  ------------  -----------
NET ASSETS                                                               $59,496,701  $135,810,991  $18,722,268
                                                                         ===========  ============  ===========
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES
 AUTHORIZED)
  Institutional Shares                                                     4,730,374     9,083,828    1,579,236
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE
  Institutional Shares (shares in the case of Brown Advisory Small-Cap
   Value Fund) (based on net assets of $59,496,701, $135,810,991 and
   $18,722,268, respectively)                                            $     12.58  $      14.95  $     11.86
                                                                         -----------  ------------  -----------

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED NOVEMBER 30, 2004

                                                           BROWN ADVISORY BROWN ADVISORY  BROWN ADVISORY
                                                           GROWTH EQUITY   VALUE EQUITY  SMALL-CAP GROWTH
                                                                FUND           FUND            FUND
                                                           -------------- -------------- ----------------
INVESTMENT INCOME
  Interest income                                           $        30     $       --      $       --
  Dividend income                                               383,213        936,819          11,615
                                                            -----------     ----------      ----------
Total Investment Income                                         383,243        936,819          11,615
                                                            -----------     ----------      ----------
EXPENSES
  Investment Advisor fees                                       161,806        393,132         611,988
  Administrator fees                                             21,036         43,950          51,407
  Transfer agency fees:
    Institutional Shares                                         11,063         12,057          12,134
    A Shares                                                         --             --          31,328
  Distribution fees:
    A Shares                                                         --             --          21,817
  Custodian fees                                                  5,651         21,579          12,485
  Accountant fees                                                21,706         26,170          34,617
  Registration fees                                               4,309          9,693           6,974
  Professional fees                                              17,282         32,011          25,345
  Trustees' fees and expenses                                     1,108          2,583           3,137
  Miscellaneous expenses                                          8,162         12,570          17,350
                                                            -----------     ----------      ----------
Total Expenses                                                  252,123        553,745         828,582
  Fees waived and expenses reimbursed                           (36,381)       (29,567)        (43,682)
                                                            -----------     ----------      ----------
Net Expenses                                                    215,742        524,178         784,900
                                                            -----------     ----------      ----------
NET INVESTMENT INCOME (LOSS)                                    167,501        412,641        (773,285)
                                                            -----------     ----------      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
  Net realized gain (loss) on investments                       588,326      2,524,878       1,691,661
  Net change in unrealized appreciation (depreciation) on
   investments                                               (1,351,933)      (541,203)         39,022
                                                            -----------     ----------      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS                                                (763,607)     1,983,675       1,730,683
                                                            -----------     ----------      ----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                                 $  (596,106)    $2,396,316      $  957,398
                                                            ===========     ==========      ==========

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED NOVEMBER 30, 2004

                                                             BROWN ADVISORY  BROWN ADVISORY BROWN ADVISORY
                                                             SMALL-CAP VALUE INTERNATIONAL   REAL ESTATE
                                                                  FUND            FUND           FUND
                                                             --------------- -------------- --------------
INVESTMENT INCOME
  Dividend income (Net of foreign tax withholding $1,799,
   $284,236 and $0, respectively)                              $  251,047     $ 2,128,249     $  470,058
                                                               ----------     -----------     ----------
Total Investment Income                                           251,047       2,128,249        470,058
                                                               ----------     -----------     ----------
EXPENSES
  Investment Advisor fees                                         245,887         664,096         60,619
  Administrator fees                                               23,736          54,906         23,098
  Transfer agency fees:
    Institutional Shares                                           10,957          13,314         10,774
  Custodian fees                                                   13,007          37,570         19,272
  Accountant fees                                                  24,123          38,826         22,568
  Registration fees                                                 8,130           9,431          7,107
  Professional fees                                                20,478          50,434         17,436
  Trustees' fees and expenses                                       1,235           3,248            404
  Amortization of offering costs                                    3,100              --          4,690
  Miscellaneous expenses                                           10,406          16,111          7,620
                                                               ----------     -----------     ----------
Total Expenses                                                    361,059         887,936        173,588
  Fees waived and expenses reimbursed                             (53,699)        (35,667)       (92,763)
                                                               ----------     -----------     ----------
Net Expenses                                                      307,360         852,269         80,825
                                                               ----------     -----------     ----------
NET INVESTMENT INCOME (LOSS)                                      (56,313)      1,275,980        389,233
                                                               ----------     -----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
  Net realized gain (loss) on investments                       1,240,847       9,250,669          8,495
  Net realized gain (loss) on foreign currency transactions          (713)         (4,622)            --
                                                               ----------     -----------     ----------
Net Realized Gain (Loss) on Investments and Foreign
 Currency Transactions                                          1,240,134       9,246,047          8,495
                                                               ----------     -----------     ----------
  Net change in unrealized appreciation (depreciation) on
   investments                                                  4,653,805       2,885,908      2,594,394
  Net change in unrealized appreciation (depreciation) on
   foreign currency translations                                       --          75,278             --
                                                               ----------     -----------     ----------
Net Change in Unrealized Appreciation (Depreciation) on
 investments and Foreign Currency Translations                  4,653,805       2,961,186      2,594,394
                                                               ----------     -----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS                                                   5,893,939      12,207,233      2,602,889
                                                               ----------     -----------     ----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                                    $5,837,626     $13,483,213     $2,992,122
                                                               ==========     ===========     ==========

See Notes to Financial Statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              BROWN ADVISORY GROWTH EQUITY FUND
                                                                        ---------------------------------------------
                                                                           SIX MONTHS ENDED          YEAR ENDED
                                                                          NOVEMBER 30, 2004         MAY 31, 2004
                                                                        ---------------------  ----------------------
                                                                           AMOUNT     SHARES      AMOUNT      SHARES
                                                                        -----------  --------  -----------  ---------
OPERATIONS
  Net investment income (loss)                                          $   167,501            $    11,334
  Net realized gain (loss) on investments                                   588,326               (980,834)
  Net change in unrealized appreciation (depreciation) on investments    (1,351,933)             6,550,550
                                                                        -----------            -----------
  Increase (Decrease) in Net Assets from Operations                        (596,106)             5,581,050
                                                                        -----------            -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Institutional Shares                                                         --                (50,334)
    A Shares                                                                     --                     --
  Net realized gain:
    Institutional Shares                                                         --                     --
    A Shares                                                                     --                     --
                                                                        -----------            -----------
Total Distributions to Shareholders                                              --                (50,334)
                                                                        -----------            -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
    Institutional Shares                                                  3,810,821   472,163   11,635,184  1,461,850
    A Shares                                                                     --        --      440,651     58,548
  Contributions from share reclassification:
    Institutional Shares (Note 1)                                                --        --      492,157     59,873
  Reinvestment of distributions:
    Institutional Shares                                                         --        --        2,462        313
    A Shares                                                                     --        --           --         --
  Redemption of shares:
    Institutional Shares                                                 (3,432,443) (423,167)  (6,976,914)  (876,144)
    A Shares                                                                     --        --           --         --
  Redemptions from share reclassification:
    A Shares (Note 1)                                                            --        --     (492,157)   (59,985)
  Redemption fees                                                                --        --           37         --
                                                                        -----------  --------  -----------  ---------
Increase (Decrease) from Capital Share Transactions                         378,378    48,996    5,101,420    644,455
                                                                        -----------  --------  -----------  ---------
Increase (Decrease) in Net Assets                                          (217,728)            10,632,136
NET ASSETS
  Beginning of period                                                    44,709,373             34,077,237
                                                                        -----------            -----------
  End of period*                                                        $44,491,645            $44,709,373
                                                                        ===========            ===========
* Accumulated undistributed (distributions in excess of) net investment
 income                                                                 $   167,501            $        --
                                                                        -----------            -----------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                    BROWN ADVISORY VALUE EQUITY FUND
-----------------------------------------------------------------------
    SIX MONTHS ENDED          PERIOD ENDED            PERIOD ENDED
   NOVEMBER 30, 2004        MAY 31, 2004 (A)      DECEMBER 31, 2003 (B)
-----------------------  ----------------------  ----------------------
   AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT      SHARES
------------  ---------  -----------  ---------  -----------  ---------
$    412,641             $   273,169             $   326,308
   2,524,878               3,354,008               3,469,798
    (541,203)               (180,078)              8,159,593
------------             -----------             -----------
   2,396,316               3,447,099              11,955,699
------------             -----------             -----------
    (353,088)               (144,548)               (314,249)
          --                      --                  (1,936)
          --                      --              (2,399,726)
          --                      --                 (22,937)
------------             -----------             -----------
    (353,088)               (144,548)             (2,738,848)
------------             -----------             -----------
  23,279,580  1,748,064   27,891,875  2,100,935   56,496,095  5,111,138
          --         --           --         --      505,992     44,009
          --         --           --         --      584,705     45,467
      10,322        768        3,465        260    2,402,074    192,784
          --         --           --         --       17,981      1,442
  (3,707,344)  (276,554)  (2,636,308)  (198,708)  (2,083,268)  (175,098)
          --         --           --         --         (500)       (42)
          --         --           --         --     (584,705)   (45,409)
          --         --           44         --           --         --
------------  ---------  -----------  ---------  -----------  ---------
  19,582,558  1,472,278   25,259,076  1,902,487   57,338,374  5,174,291
------------  ---------  -----------  ---------  -----------  ---------
  21,625,786              28,561,627              66,555,225
  95,116,852              66,555,225                      --
------------             -----------             -----------
$116,742,638             $95,116,852             $66,555,225
============             ===========             ===========
$    198,297             $   138,744             $    10,123
------------             -----------             -----------

---------------------
(a)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(b)Commenced operations on January 28, 2003.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              BROWN ADVISORY SMALL-CAP GROWTH FUND
                                                                       --------------------------------------------------
                                                                           SIX MONTHS ENDED             YEAR ENDED
                                                                           NOVEMBER 30, 2004           MAY 31, 2004
                                                                       ------------------------  ------------------------
                                                                          AMOUNT       SHARES       AMOUNT       SHARES
                                                                       ------------  ----------  ------------  ----------
OPERATIONS
  Net investment income (loss)                                         $   (773,285)             $ (1,683,249)
  Net realized gain (loss) on investments and foreign currency
   transactions                                                           1,691,661                 2,133,937
  Net increase from payment by administrator (Note 7)                            --                     8,476
  Net change in unrealized appreciation (depreciation) on investments        39,022                30,494,131
                                                                       ------------              ------------
  Increase (Decrease) in Net Assets from Operations                         957,398                30,953,295
                                                                       ------------              ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                          --                        --
  Realized gains                                                                 --                        --
                                                                       ------------              ------------
Net Decrease in Net Assets from Distributions                                    --                        --
                                                                       ------------              ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:                                                                --          --            --          --
    Institutional Shares                                                  9,582,049     996,089    22,925,417   2,393,487
    A Shares                                                                239,660      12,952     1,479,275      79,561
  Contributions from reorganization (Note 1)                                     --          --            --          --
  Contributions from share reclassification:
    A Shares (Note 1)                                                            --          --     1,598,889      84,777
  Reinvestment of distributions                                                  --          --            --          --
  Redemption of shares:
    Institutional Shares                                                (13,171,843) (1,392,682)  (40,148,506) (4,197,994)
    A Shares                                                             (1,209,292)    (66,769)   (5,032,240)   (280,734)
    B Shares                                                                     --          --      (135,539)     (8,730)
  Redemptions from share reclassification:
    B Shares (Note 1)                                                            --          --    (1,598,889)    (90,690)
  Redemption fees                                                             8,528          --         6,852          --
                                                                       ------------  ----------  ------------  ----------
Increase (Decrease) from Capital Share Transactions                      (4,550,898)   (450,410)  (20,904,741) (2,020,323)
                                                                       ------------  ----------  ------------  ----------
Increase (Decrease) in Net Assets                                        (3,593,500)               10,048,554
NET ASSETS
  Beginning of period                                                   131,439,776               121,391,222
                                                                       ------------              ------------
  End of period*                                                       $127,846,276              $131,439,776
                                                                       ============              ============
* Accumulated undistributed (distributions in excess of) net
 investment income                                                     $   (773,285)             $         --
                                                                       ------------              ------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

      BROWN ADVISORY SMALL-CAP VALUE FUND
----------------------------------------------
   SIX MONTHS ENDED          PERIOD ENDED
   NOVEMBER 30, 2004       MAY 31, 2004 (A)
----------------------  ----------------------
   AMOUNT      SHARES      AMOUNT      SHARES
-----------  ---------  -----------  ---------
$   (56,313)            $   (46,318)
  1,240,134               1,167,261
         --                      --
  4,653,805                 646,763
-----------             -----------
  5,837,626               1,767,706
-----------             -----------
         --                      --
         --                  (5,470)
-----------             -----------
         --                  (5,470)
-----------             -----------
 14,897,509  1,302,299   34,145,889  3,122,355
         --         --           --         --
         --         --           --         --
         --         --    4,791,260    479,126
         --         --           --         --
         --         --           82          8
         --         --           --         --
         --         --           --         --
         --         --           --         --
 (1,017,191)   (88,437)    (924,156)   (84,977)
         --         --        3,446         --
-----------  ---------  -----------  ---------
 13,880,318  1,213,862   38,016,521  3,516,512
-----------  ---------  -----------  ---------
 19,717,944              39,778,757
 39,778,757                      --
-----------             -----------
$59,496,701             $39,778,757
===========             ===========
$   (52,954)            $     3,359
-----------             -----------

---------------------
(a)Commenced operations on October 31, 2003.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    BROWN ADVISORY INTERNATIONAL FUND
                                               --------------------------------------------------------------------------
                                                   SIX MONTHS ENDED           PERIOD ENDED             PERIOD ENDED
                                                   NOVEMBER 30, 2004        MAY 31, 2004 (A)       DECEMBER 31, 2003 (B)
                                               ------------------------  ----------------------  ------------------------
                                                  AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT       SHARES
                                               ------------  ----------  ------------  --------  ------------  ----------
OPERATIONS
  Net investment income (loss)                 $  1,275,980              $    778,205            $  1,145,561
  Net realized gain (loss) on investments and
   foreign currency transactions                  9,246,047                 9,405,089               8,154,116
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currency translations                          2,961,186                (8,223,435)             24,722,618
                                               ------------              ------------            ------------
  Increase (Decrease) in Net Assets from
   Operations                                    13,483,213                 1,959,859              34,022,295
                                               ------------              ------------            ------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM
  Net investment income:
    Institutional Shares                         (1,447,410)                  (91,127)             (1,332,783)
    A Shares                                             --                        --                    (812)
  Net realized gain:
    Institutional Shares                                 --                        --              (3,931,769)
    A Shares                                             --                        --                  (9,367)
                                               ------------              ------------            ------------
Total Distributions to Shareholders              (1,447,410)                  (91,127)             (5,274,731)
                                               ------------              ------------            ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
    Institutional Shares                         26,747,227   1,904,032    12,445,596   911,068   102,857,788  10,045,120
    A Shares                                             --          --            --        --       201,466      20,062
  Contributions from share reclassification:
    Institutional Shares (Note 1)                        --          --            --        --       283,702      21,046
  Reinvestment of distributions:
    Institutional Shares                             39,996       2,916         2,481       183     3,948,825     307,381
    A Shares                                             --          --            --        --        10,179         794
  Redemption of shares:
    Institutional Shares                        (28,807,573) (2,009,806)   (8,176,614) (602,575)  (16,111,788) (1,495,537)
  Redemptions from share reclassification:
    A Shares (Note 1)                                    --          --            --        --      (283,702)    (20,856)
  Redemption fees                                        --          --             6        --         1,303          --
                                               ------------  ----------  ------------  --------  ------------  ----------
Increase (Decrease) from Capital Share
 Transactions                                    (2,020,350)   (102,858)    4,271,469   308,676    90,907,773   8,878,010
                                               ------------  ----------  ------------  --------  ------------  ----------
Increase (Decrease) in Net Assets                10,015,453                 6,140,201             119,655,337
NET ASSETS
  Beginning of period                           125,795,538               119,655,337                      --
                                               ------------              ------------            ------------
  End of period*                               $135,810,991              $125,795,538            $119,655,337
                                               ============              ============            ============
* Accumulated undistributed (distributions in
 excess of) net investment income              $    370,980              $    542,410            $     (3,630)
                                               ------------              ------------            ------------

---------------------
(a)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(b)Commenced operations on January 28, 2003.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                        BROWN ADVISORY REAL ESTATE FUND
                 ---------------------------------------------
                    SIX MONTHS ENDED         PERIOD ENDED
                   NOVEMBER 30, 2004       MAY 31, 2004 (C)
                 ---------------------  ----------------------
                    AMOUNT     SHARES      AMOUNT      SHARES
                 -----------  --------  -----------  ---------
                 $   389,233            $   195,970
                       8,495               (103,810)
                   2,594,394               (197,974)
                 -----------            -----------
                   2,992,122               (105,814)
                 -----------            -----------
                    (339,330)              (105,661)
                          --                     --
                          --                     --
                          --                     --
                 -----------            -----------
                    (339,330)              (105,661)
                 -----------            -----------
                   3,465,871   324,594   14,276,059  1,392,690
                          --        --           --         --
                          --        --           --         --
                       9,952       941        4,065        361
                          --        --           --         --
                  (1,266,855) (118,134)    (208,177)   (21,216)
                          --        --           36         --
                          --        --           --         --
                 -----------  --------  -----------  ---------

                   2,208,968   207,401   14,071,983  1,371,835
                 -----------  --------  -----------  ---------
                   4,861,760             13,860,508
                  13,860,508                     --
                 -----------            -----------
                 $18,722,268            $13,860,508
                 ===========            ===========
                 $   140,212            $    90,309
                 -----------            -----------

---------------------
(c)Commenced operations on December 10, 2003.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                               Selected Data For A Single Share
                              ---------------------------------------------------------------------------------------------------
                                                                                     Distributions
                                                                           --------------------------------
                              Net Asset    Net         Net                                         Total                Net Asset
                                Value   Investment Realized and Total from  from Net  from Net Distributions              Value
                              Beginning   Income    Unrealized  Investment Investment Realized      to       Redemption  End of
                              of Period   (Loss)   Gain (Loss)  Operations   Income     Gain   Shareholders   Fees (b)   Period
----------------------------- --------- ---------- ------------ ---------- ---------- -------- ------------- ---------- ---------
BROWN ADVISORY GROWTH EQUITY FUND
Year/Period Ended
November 30, 2004
 Institutional Shares          $ 8.33      0.03       (0.14)      (0.11)        --        --          --         --      $ 8.22
May 31, 2004
 Institutional Shares (e)        7.22        --(f)     1.12        1.12      (0.01)       --       (0.01)        --(f)     8.33
May 31, 2003
 Institutional Shares (g)        7.58      0.03       (0.35)      (0.32)     (0.04)       --       (0.04)        --        7.22
  A Shares (h)                   6.96        --        0.25        0.25         --        --          --         --        7.21
May 31, 2002
 Institutional Shares (g)        9.40      0.04       (1.82)      (1.78)     (0.04)       --       (0.04)        --        7.58
May 31, 2001
 Institutional Shares (g)       10.85      0.02       (1.46)      (1.44)     (0.01)       --       (0.01)        --        9.40
May 31, 2000
 Institutional Shares (g) (h)   10.00      0.01        0.85        0.86      (0.01)       --       (0.01)        --       10.85
---------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
November 30, 2004
 Institutional Shares          $13.44      0.05        0.22        0.27      (0.05)       --       (0.05)        --      $13.66
May 31, 2004
 Institutional Shares (i)       12.86      0.04        0.56        0.60      (0.02)       --       (0.02)        --(f)    13.44
December 31, 2003
 Institutional Shares (h) (j)   10.00      0.07        3.38        3.45      (0.07)    (0.52)      (0.59)        --       12.86
---------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year/Period Ended
November 30, 2004
 Institutional Shares          $10.11     (0.07)       0.19        0.12         --        --          --         --(f)   $10.23
  A Shares                      19.09     (0.17)       0.33        0.16         --        --          --         --(f)    19.25
May 31, 2004
 Institutional Shares            7.99     (0.14)       2.26        2.12         --        --          --         --(f)    10.11
  A Shares (k)                  15.06     (0.30)       4.33        4.03         --        --          --         --       19.09
May 31, 2003
 Institutional Shares (l)        8.26     (0.09)      (0.18)      (0.27)        --        --          --         --(f)     7.99
  A Shares (h)                  11.18     (0.18)       4.06        3.88         --        --          --         --       15.06
  B Shares (h)                  10.56     (0.17)       3.79        3.62         --        --          --         --       14.18
May 31, 2002
 Institutional Shares (l)       11.67     (0.10)      (3.31)      (3.41)        --        --          --         --        8.26
May 31, 2001
 Institutional Shares (l)       13.82     (0.10)      (1.56)      (1.66)        --     (0.49)      (0.49)        --       11.67
May 31, 2000
 Institutional Shares (h) (l)   10.00     (0.10)       3.92        3.82         --        --          --         --(f)    13.82
---------------------------------------------------------------------------------------------------------------------------------

(a)All ratios for periods less than a year are annualized.
(b)Calculated based on average shares outstanding during the period.
(c)Total Return for periods less than one year are not annualized and does not include the effects of sales charges imposed on A Shares.
(d)The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund.
(e)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 13.73%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 10.13% and 1.24%, respectively.
(f)Less than $0.01 per share.
(g)Shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.
(h)See Note 1 for dates of commencement of operations.
(i)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(j)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period February 17, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return was 40.69%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 10.83% and 1.25%, respectively.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                       Ratios/Supplemental Data
---------------------------------------------------------------------
                                      Ratios to
                               Average Net Assets (a)
           Net Assets at ----------------------------------
           End of Period      Net                            Portfolio
  Total       (000's      Investment     Net       Gross     Turnover
Return (c)   Omitted)    Income (Loss) Expenses Expenses (d)   Rate
---------- ------------- ------------- -------- ------------ ---------
   (1.32)%   $ 44,492         0.77%      1.00%       1.17%      17%
   15.52%      44,709         0.03%      1.00%       1.21%      32%
   (4.16)%     34,067         0.50%      0.73%       1.29%      42%
    3.59%          10         0.14%      1.25%    1477.65%      42%
  (18.96)%     36,273         0.45%      0.47%       1.22%      50%
  (13.29)%     38,022         0.22%      0.77%       1.22%      82%
    8.59%      31,537         0.14%      1.00%       1.55%      42%
----------------------------------------------------------------------
    1.98%    $116,743         0.79%      1.00%       1.06%      39%
    4.69%      95,117         0.82%      1.00%       1.09%      33%
   34.79%      66,555         1.04%      1.00%       1.49%      71%
----------------------------------------------------------------------
    1.19%    $109,878        (1.22)%     1.25%       1.27%      11%
    0.84%      17,968        (1.48)%     1.50%       1.88%      11%
   26.53%     112,594        (1.21)%     1.23%       1.24%      25%
   26.76%      18,846        (1.49)%     1.50%       1.81%      25%
   (3.27)%    103,357        (1.20)%     1.25%       1.28%      33%
   34.70%      16,625        (1.46)%     1.50%       1.95%      33%
   34.28%       1,409        (1.96)%     2.00%       4.95%      33%
  (29.22)%    126,199        (1.17)%     1.24%       1.24%      21%
  (12.08)%    107,656        (0.95)%     1.25%       1.25%      25%
   38.20%      87,959        (0.80)%     1.25%       1.35%      30%
----------------------------------------------------------------------

(k)Effective December 31, 2003, B Shares were reclassified as A Shares. For the period June 1, 2003 through December 31, 2003, total return for B Shares was 24.33%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 3.91% and 1.99%, respectively.
(l)Shares issued and outstanding as of July 17, 2002 were reclassified as Institutional Shares.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                            Selected Data For A Single Share
                          ----------------------------------------------------------------------------------------------------
                                                                                 Distributions
                                                                       ---------------------------------
                          Net Asset    Net         Net                                          Total                Net Asset
                            Value   Investment Realized and Total from  from Net  from Net  Distributions              Value
                          Beginning   Income    Unrealized  Investment Investment Realized       to       Redemption  End of
                          of Period   (Loss)   Gain (Loss)  Operations   Income     Gain     Shareholder   Fees (b)   Period
------------------------  --------- ---------- ------------ ---------- ---------- --------  ------------- ---------- ---------
BROWN ADVISORY SMALL-CAP VALUE FUND
Year/Period Ended
November 30, 2004          $11.31     (0.01)       1.28        1.27         --        --           --         --      $12.58
May 31, 2004 (e)            10.00     (0.01)       1.32        1.31         --        --(f)        --         --(f)    11.31
------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
Year/Period Ended
November 30, 2004
 Institutional Shares      $13.69      0.14        1.27        1.41      (0.15)       --        (0.15)        --      $14.95
May 31,
 2004 Institutional
 Shares (g)                 13.48      0.09        0.13        0.22      (0.01)       --        (0.01)        --(f)    13.69
December 31, 2003
 Institutional Shares
 (e) (h)                    10.00      0.15        3.96        4.11      (0.17)    (0.46)       (0.63)        --(f)    13.48
------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY REAL ESTATE FUND
Year/Period Ended
November 30, 2004
 Institutional Shares      $10.10      0.25        1.74        1.99      (0.23)       --           --         --      $11.86
May 31,
 2004 Institutional
 Shares (e)                 10.00      0.21        0.03        0.24      (0.14)       --        (0.14)        --(f)    10.10
------------------------------------------------------------------------------------------------------------------------------

(a)All ratios for periods less than a year are annualized.
(b)Calculated based on average shares outstanding during the period.
(c)Total Return for periods less than one year are not annualized.
(d)The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund.
(e)See Note 1 for dates of commencement of operations.
(f)Less than $0.01 per share.
(g)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(h)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period January 28, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return for A Shares was 41.38%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 14.26% and 1.50%, respectively.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                  Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets (a)
                                 ----------------------------------------------
                   Net Assets
                     at End
                    of Period    Net Investment                                   Portfolio
Total Return (c) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (d) Turnover Rate
---------------- --------------- -------------- ------------ ------------------ -------------
     11.23%          $59,497        (0.23)%        1.25%           1.47%             31%
     13.13%           39,779        (0.33)%        1.25%           2.04%             33%
---------------------------------------------------------------------------------------------
     10.43%         $135,811          1.95%        1.31%           1.36%             75%
      1.63%          125,796          1.51%        1.25%           1.30%             39%
     41.77%          119,655          1.35%        1.25%           1.37%             66%
---------------------------------------------------------------------------------------------
     19.96%          $18,722          4.80%        1.00%           2.15%              2%
      2.34%           13,861          5.23%        1.00%           4.52%             15%
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004

NOTE 1. ORGANIZATION

This report relates to Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory International Fund and Brown Advisory Real Estate Fund (individually a "Fund," and collectively the "Funds"). Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory International Fund are each diversified series of Forum Funds (the "Trust"). Brown Advisory Real Estate Fund is a non-diversified series of the Trust. The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust has twenty series. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value.

Effective May 31, 2004, Brown Advisory Value Equity Fund and Brown Advisory International Fund changed their fiscal year end from December 31 to May 31.

The Funds commenced operations as follows:

                                             COMMENCEMENT OF OPERATIONS
                                     --------------------------------------
                                     INSTITUTIONAL        A             B
                                        SHARES          SHARES        SHARES
                                     -------------   --------      --------
Brown Advisory Growth Equity Fund      06/28/99/(1)/ 05/03/03/(2)/       --
Brown Advisory Value Equity Fund       01/28/03      02/17/03/(2)/       --
Brown Advisory Small-Cap Growth Fund   06/28/99/(1)/ 09/20/02      09/20/02/(3)/
Brown Advisory Small-Cap Value Fund    10/31/03/(4)/       --            --
Brown Advisory International Fund      01/28/03      01/28/03/(2)/       --
Brown Advisory Real Estate Fund        12/10/03            --            --

---------------------
/(1)/Shares of Brown Advisory Growth Equity Fund and Brown Advisory Small-Cap
    Growth Fund were reclassified as Institutional Shares on February 11, 2003 and July 17, 2002, respectively.
/(2)/On December 31, 2003, A Shares were reclassified as Institutional Shares. /(3)/On December 31, 2003, B Shares were reclassified as A Shares.
/(4)/Brown Advisory Small-Cap Value Fund does not offer shares pursuant to a class structure.

A Shares generally provide for a front-end sales charge.

Brown Advisory Growth Equity Fund and Brown Advisory Small-Cap Growth Fund seek to achieve capital appreciation by primarily investing in equity securities. Brown Advisory Value Equity Fund seeks to achieve capital appreciation. Brown Advisory Small-Cap Value Fund seeks to achieve long-term capital appreciation. Brown Advisory International Fund seeks maximum long-term total return consistent with reasonable risk to principal. Brown Advisory Real Estate Fund seeks to produce a high level of current income as its primary objective and achieve capital appreciation as its secondary objective.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004


On September 20, 2002, Emerging Growth Fund, Inc. ("Emerging Growth Fund"), another mutual fund, reorganized with and into Brown Advisory Small-Cap Growth Fund. As a result, A Shares, B Shares, and C Shares of Brown Advisory Small-Cap Growth Fund commenced operations, each class acquiring the assets of a corresponding share class of Emerging Growth Fund while Institutional Shares of Brown Advisory Small-Cap Growth Fund acquired the assets of Institutional and ABCAT Shares of Emerging Growth Fund. The following is a summary of Shares Outstanding, Net Assets, Net Asset Values Per Share and Net Unrealized Depreciation immediately before and after the reorganization on September 20, 2002.

                                                                 AFTER
                                    BEFORE REORGANIZATION    REORGANIZATION
                                 --------------------------  --------------
                                 BROWN ADVISORY              BROWN ADVISORY
                                   SMALL CAP     EMERGING      SMALL-CAP
                                  GROWTH FUND   GROWTH FUND   GROWTH FUND
                                 -------------- -----------  --------------
     Institutional Class
      Shares                        14,724,778       59,647     14,963,554
      Net Assets                  $ 87,124,965  $   677,771   $ 88,538,517
      Net Assets, per share       $       5.92  $     11.36   $       5.92
     Class A
      Shares                                --    1,876,052      1,876,052
      Net Assets                  $         --  $20,974,759   $ 20,974,759
      Net Assets, per share       $         --  $     11.18   $      11.18
     Class B
      Shares                                --      115,180        115,180
      Net Assets                  $         --  $ 1,216,279   $  1,216,279
      Net Assets, per share       $         --  $     10.56   $      10.56
     Class C
      Shares                                --       10,351         10,351
      Net Assets                  $         --  $   109,144   $    109,144
      Net Assets, per share       $         --  $     10.54   $      10.54
     Class ABCAT
      Shares                                --       64,773             --
      Net Assets                  $         --  $   735,781   $         --
      Net Assets, per share       $         --  $     11.36   $         --
     Net Unrealized Depreciation  $(43,239,416) $(6,812,063)  $(50,051,479)

On October 31, 2003, Brown Advisory Small-Cap Value Fund acquired all the net assets of Brown Advisory Small-Cap Value Fund, LP. The acquisition of net assets and unrealized gain from this tax-free transaction was as follows:

         DATE OF CONTRIBUTION NET ASSETS SHARES ISSUED UNREALIZED GAIN
         -------------------- ---------- ------------- ---------------
           October 31, 2003   $4,791,260    479,126       $656,874

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004


NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. Brown Advisory International Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked price. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's investment advisor believes another valuation is more appropriate. Investments in other open-ended regulated investment companies are valued at net asset value.

Each Fund values its securities at fair value pursuant to procedures adopted by the Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the investment advisor believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Funds' securities primarily trade but before the time as of which each Fund calculates its net asset value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. All premium and discount is amortized and accreted according to Federal income tax regulations. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

FOREIGN CURRENCIES - Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the reporting period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Brown Advisory International Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004


DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income are declared and paid quarterly by each Fund. Net capital gains, if any, are declared and paid to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

Each share of each class of each Fund represents an undivided, proportionate interest in the Fund. Each Fund's class specific expenses include transfer agent fees, distribution fees, registration fees and certain other expenses as determined by the Board.

Offering costs for Brown Advisory Small-Cap Value Fund and Brown Advisory Real Estate Fund of $3,100 and $4,690, respectively, consist of certain legal fees, registration fees and fees related to the mailing and printing of the initial registration statements. These costs are amortized over a twelve-month period beginning with the commencement of operations of each Fund.

RESTRICTED SECURITIES - A Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or, if the securities are registered, to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding the restricted securities held by the Funds is included in the Fund's Schedule of Investments.

REDEMPTION FEES - A shareholder of a Fund's Institutional Shares (shares in the case of Brown Advisory Small-Cap Value Fund) who redeems or exchanges shares within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the applicable Fund's remaining shareholders and will be paid to the applicable Fund to help offset transaction costs. To calculate redemption fees, each Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. Each Fund reserves the right to modify the terms of or terminate the redemption fee at any time.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004


The following chart summarizes the redemption fees collected by each Fund during the six months ended November 30, 2004:

           FUND                                 REDEMPTION FEE AMOUNT
           ----                                 ---------------------
           Brown Advisory Small-Cap Growth Fund        $8,528

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISOR - Brown Investment Advisory Incorporated (the "Advisor"), a wholly owned subsidiary of Brown Investment Advisory & Trust Company ("BIAT"), is the investment advisor of each Fund. The Advisor receives an annual advisory fee from each Fund at an annual rate of the Fund's average annual daily net assets as follows:

            FUND                                 ANNUAL ADVISORY FEE
            ----                                 -------------------
            Brown Advisory Growth Equity Fund           0.75%
            Brown Advisory Value Equity Fund            0.75%
            Brown Advisory Small-Cap Growth Fund        1.00%
            Brown Advisory Small-Cap Value Fund         1.00%
            Brown Advisory International Fund           1.00%
            Brown Advisory Real Estate Fund             0.75%

The Advisor is also entitled to receive a maximum annual fee of 0.05% of the average daily net assets of Brown Advisory International Fund as reimbursement for consulting service costs incurred by the Advisor with respect to the Fund. The Advisor has retained an independent consultant to help monitor the performance of the Fund's subadvisors and to make asset allocation recommendations among the subadvisors.

Subject to the general control of the Board and the Advisor, the following sub-advisors make investment decisions for the following Funds:

  FUND                                              SUB-ADVISOR
  ----                                              -----------
  Brown Advisory Small-Cap Value Fund Cardinal Capital Management, L.L.C.
  Brown Advisory International Fund   Philadelphia International Advisors, LP
                                      Walter Scott & Partners Limited

The Advisor pays the sub-advisory fee for advisory services rendered to the Fund.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides certain administration, portfolio accounting and transfer agency services to each Fund.

DISTRIBUTION - Forum Fund Services, LLC is the distributor ("Distributor") for each Fund. The Distributor is not affiliated with the Advisor or with Citigroup or their affiliates. The Distributor receives and may reallow to certain institutions the sales charge paid on purchases of A Shares of Brown Advisory Small-Cap Growth Fund.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004


For the six months ended November 30, 2004, the Distributor retained $1,761 of the front-end sales charges assessed on the sale of A Shares of Brown Advisory Small-Cap Growth Fund. For the six months ended November 30, 2004, the Distributor reallowed $14,012 as its portion of the contingent deferred sales charge assessed on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase.

Certain Trustees and officers of the Trust are directors, officers or employees of the aforementioned companies. These persons are not paid by the Funds for serving in these capacities.

CUSTODY - BIAT, the parent company of the Advisor, is the Custodian for each Fund except Brown Advisory International Fund and safeguards and controls each Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of each Fund's domestic and foreign assets. The Custodian is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231.

Forum Trust LLC is the Custodian for Brown Advisory International Fund and safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, Maine 04101. Citibank, N.A. is the subcustodian of the Fund. Citibank, N.A. is located in New York, NY.

For its services, BIAT receives a fee of 0.01% of each Fund's first $1 billion in assets; 0.0075% on Fund assets of $1-2 billion; 0.0050% on Fund assets of $2-6 billion; and 0.0025% on Fund assets greater than $6 billion. Each Fund also pays an annual maintenance fee of $3,600, plus certain other transaction fees. For its services, Forum Trust, LLC receives the same asset based fee for custody services provided to Brown Advisory International Fund. Brown Advisory International Fund, however, pays an annual maintenance fee of $8,000, plus certain other transaction fees to Forum Trust, LLC. These fees are accrued daily by each Fund and are paid monthly based on average net assets and transactions for the previous month.

Certain Trustees and officers of the Trust are directors, officers or employees of the aforementioned companies. These persons are not paid by the Funds for serving in these capacities.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004


NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

Each of the Advisor and BIAT contractually waived its fee and reimbursed each Fund's expenses through September 30, 2004. Effective October 1, 2004, the Advisor extended its contractual agreement to waive its fee and reimburse Fund expenses for Brown Advisory Real Estate Fund through September 30, 2005 in order to limit Fund total annual operating expenses at 1.00%. Each of the Advisor and BIAT continue to voluntarily waive all or a portion of its fee and reimburse Fund expenses for each Fund except Brown Advisory International Fund. Voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the six months ended November 30, 2004, fees waiver and expenses reimbursed were as follows:

                                                                          TOTAL FEES
                                                                          WAIVED AND
                                     ADVISOR  ADVISOR    BIAT   CITIGROUP  EXPENSES
                                     WAIVED  REIMBURSED WAIVED   WAIVED   REIMBURSED
                                     ------- ---------- ------- --------- ----------
Brown Advisory Growth Equity Fund    $28,141  $    --   $ 5,651  $ 2,589   $36,381
Brown Advisory Value Equity Fund       7,988       --    21,579       --    29,567
Brown Advisory Small-Cap Growth Fund      --   31,197    12,485       --    43,682
Brown Advisory Small-Cap Value Fund   38,247       --    13,007    2,445    53,699
Brown Advisory International Fund     35,667       --        --       --    35,667
Brown Advisory Real Estate Fund       57,654       --    19,272   15,837    92,763

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the six months ended November 30, 2004, were as follows:

                                             COST OF   PROCEEDS FROM SALES
                                            PURCHASES    AND MATURITIES
                                           ----------- -------------------
      Brown Advisory Growth Equity Fund    $ 7,107,678     $ 8,406,757
      Brown Advisory Value Equity Fund      56,414,753      38,598,274
      Brown Advisory Small-Cap Growth Fund  13,603,752      18,934,658
      Brown Advisory Small-Cap Value Fund   27,751,971      14,769,546
      Brown Advisory International Fund     93,911,633      94,506,949
      Brown Advisory Real Estate Fund        1,614,478         296,335

NOTE 6. IMPORTANT RISKS RELATED TO INVESTMENTS IN BROWN ADVISORY REAL ESTATE
FUND

The Fund is non-diversified and may focus its investments in the securities of a limited number of issuers. Concentration of the Fund in securities of a limited amount of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004


NOTE 7. INVESTMENT RESTRICTION ISSUE

In May 2004, Citigroup made a contribution to Brown Advisory Small-Cap Growth Fund to offset a loss incurred by the Fund that resulted from securities purchased by the Advisor in violation of the Fund's investment policies. This amount is reflected as payment by administrator on the Statements of Changes in Net Assets. This payment had no effect on the total return of Brown Advisory Small-Cap Growth Fund.

NOTE 8. PROXY VOTING INFORMATION

A description of the policies and procedures the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website at http://www.sec.gov. The Funds' proxy voting record for the twelve-month period ended June 30, 2004, is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website at http://www.sec.gov.

NOTE 9. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

NOTE 10. SHAREHOLDER EXPENSES

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2004 through November 30, 2004.

ACTUAL EXPENSES - Each "Actual Return" row in the table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - Each "Hypothetical Return" row in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, each "Hypothetical Return" row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING        ENDING        EXPENSES
                                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING
                                                JUNE 1, 2004  NOVEMBER 30, 2004 PERIOD /(A)/
                                                ------------- ----------------- -----------
BROWN ADVISORY GROWTH EQUITY FUND
INSTITUTIONAL SHARES
Actual Return                                     $1,000.00       $  986.79        $4.98
Hypothetical Return (5% return before expenses)   $1,000.00       $1,020.05        $5.06

BROWN ADVISORY VALUE EQUITY FUND
INSTITUTIONAL SHARES
Actual Return                                     $1,000.00       $1,019.81        $5.06
Hypothetical Return (5% return before expenses)   $1,000.00       $1,020.05        $5.06

BROWN ADVISORY SMALL-CAP GROWTH FUND
INSTITUTIONAL SHARES
Actual Return                                     $1,000.00       $1,011.87        $6.30
Hypothetical Return (5% return before expenses)   $1,000.00       $1,018.80        $6.33

BROWN ADVISORY SMALL-CAP GROWTH FUND
A SHARES
Actual Return                                     $1,000.00       $1,008.37        $7.55
Hypothetical Return (5% return before expenses)   $1,000.00       $1,017.55        $7.59

BROWN ADVISORY SMALL-CAP VALUE FUND
Actual Return                                     $1,000.00       $1,112.29        $6.62
Hypothetical Return (5% return before expenses)   $1,000.00       $1,018.80        $6.33

BROWN ADVISORY INTERNATIONAL FUND
INSTITUTIONAL SHARES
Actual Return                                     $1,000.00       $1,104.25        $6.91
Hypothetical Return (5% return before expenses)   $1,000.00       $1,018.50        $6.63

BROWN ADVISORY REAL ESTATE FUND
INSTITUTIONAL SHARES
Actual Return                                     $1,000.00       $1,199.60        $5.51
Hypothetical Return (5% return before expenses)   $1,000.00       $1,020.05        $5.06

---------------------
/(a)/Expenses are equal to the Funds' annualized expense ratio of 1.00%, 1.00%, 1.25%, 1.50% 1.25%, 1.31%, and 1.00% for Brown Advisory Growth Equity Fund Institutional Shares, Brown Advisory Value Equity Fund Institutional Shares, Brown Advisory Small-Cap Growth Fund Institutional Shares, Brown Advisory Small-Cap Growth Fund A Shares, Brown Advisory Small-Cap Value Fund, Brown Advisory International Fund Institutional Shares and Brown Advisory Real Estate Fund Institutional Shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year, divided by 365 to reflect the one-half year period.

                                     [LOGO]

                                 BROWN ADVISORY



                              INVESTMENT ADVISOR
                    Brown Investment Advisory Incorporated
                             901 South Bond Street
                                   Suite 400
                           Baltimore, Maryland 21231

                                TRANSFER AGENT
                        Forum Shareholder Services, LLC
                              Two Portland Square
                             Portland, Maine 04101
                                (800) 540-6807

                                     [LOGO]

                                 BROWN ADVISORY

                              SEMI-ANNUAL REPORT

                               NOVEMBER 30, 2004
                                  (UNAUDITED)


                       BROWN ADVISORY MARYLAND BOND FUND

                    BROWN ADVISORY INTERMEDIATE INCOME FUND

THE VIEWS IN THE REPORTS CONTAINED HEREIN WERE THOSE OF THE APPLICABLE INVESTMENT TEAMS AS OF NOVEMBER 30, 2004 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN EACH FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER EACH FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING (800) 540-6807 OR VISITING THE FUNDS' WEBSITE AT HTTP://WWW.BROWNADVISORY.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (01/05)

BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2004

Dear Shareholder:

We are pleased to provide you with an update of Brown Advisory Maryland Bond Fund (the "Fund") for the six-month period ended November 30, 2004.

For the semi-annual period the Fund returned 2.47% versus 3.49% for the Fund's designated benchmark, the Lehman Brothers 7-Year Municipal Bond Index (the "Index"). For a longer term perspective, the Fund's one-year and since inception (12/31/00) average annual returns for the period ended November 30, 2004 were 1.73% and 4.76%, respectively. (PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00% SUBJECT TO LIMITED EXCEPTIONS.)

The returns produced by the Fund were indicative of the defensive positioning (approximately 80% of the benchmark's duration) throughout the period. The high quality bias of the Fund contributed to returns that were less than the stated benchmark. In anticipation of rising interest rates in 2005, we will continue to defensively position the duration of the Fund through the use of cash equivalents and bonds with shorter maturities which will be less susceptible to price declines if interest rates rise. Additionally, we will look for opportunities to add to our positions of higher coupon, higher yielding revenue bonds.

In June, the Federal Reserve began the process of withdrawing the emergency stimulus, which had begun prior to September 11/th/ in the form of historically low cash rates. This policy reversal had been long anticipated and, thus, has not surprised market participants or caused any major dislocations. Because of generally benign inflationary expectations and the demand for yield-producing securities, the municipal yield curve flattened, as the longer end finished the 12-month period at basically the same yield levels as the beginning, producing strong returns for securities with longer maturities.

As one of the country's most fiscally sound states, the State of Maryland has earned a credit rating of AAA from both Moody's and Standard and Poor's rating services based on sound financial management and a diversified economy. With an economy largely diversified away from manufacturing and more toward the government sector, Maryland has been less susceptible to revenue shortfalls. The State's unemployment rate, at 4.3%, remains below the national level of 5.4% and the state ranks as the fifth wealthiest state in the country with a per capita income that is 120% of the U.S. average. The State's economy has improved this year with general fund revenues increasing 8.4% from 2003. In addition, estimates for 2005 general fund revenues are 2.3% higher than earlier estimates and overall growth estimates are 5.7% over 2004. At 5% of general fund revenues, Maryland is one of few states not depleting reserves. Given the state's continued growth in income and sales tax revenues and ongoing efforts to reduce expenditures, the Maryland economy is poised for continued overall growth. Both Moody's and Standard and Poor's rating services have confirmed the outlook for the State as stable.

The Fund seeks to provide a high level of current income exempt from both Federal and Maryland state income taxes. The intention of the Fund is to maintain an average maturity between four and ten years, thus seeking to limit the risk of principal losses due to interest rate fluctuations. Given our defensive posture over the past six months, the average maturity of the Fund has been between 4.4 and 4.8 years. We feel the impending higher interest rate

BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2004

environment warrants this action to mitigate principal depletion. Once the interest rate environment has stabilized, we intend to return the Fund's average maturity to fall within the stated maturity range. The Fund is classified as a non-diversified Fund, meaning it may focus a larger percentage of assets in the securities of fewer issuers. Specifically, for 50% of the Fund, no issuer may represent over 5% of assets. As of November 30, 2004, 59% of the Fund was invested in issues representing less than 5% of the Fund's total assets. The top five holdings represent 40% of Fund assets and the overall credit quality is Aa2. General obligations of Maryland and its municipalities represent approximately 40% of net assets while various revenue issues comprise 58% of net assets. The five largest holdings in the Fund as of November 30, 2004 were Maryland Department of Transportation (11%), State of Maryland (9%), University of Maryland (8%), Montgomery County, Maryland (6%), and Washington Suburban Sanitation District (6%).

We thank you for your continued trust and confidence in the Fund.

Brown Advisory Maryland Bond Fund Team
November 2004

THE FUND IS NON-DIVERSIFIED WHICH MEANS IT MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION IN A LIMITED NUMBER OF ISSUERS EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS.

TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. DURING THE PERIODS SHOWN, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS A MARKET INDEX OF HIGH QUALITY, DOMESTIC FIXED INCOME SECURITIES WITH MATURITIES OF LESS THAN 10 YEARS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY INTERMEDIATE INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2004

Dear Shareholder:

We are pleased to report on the progress of Brown Advisory Intermediate Income Fund (the "Fund"). For the six-month period ended November 30, 2004, total return for the Fund's Institutional shares, including income and a small decline in Net Asset Value ("NAV"), was 2.61%, which compares to the benchmark returns of 2.76% for the Lehman Brothers Intermediate Government/Credit Index and 3.32% for the Lehman Brothers Intermediate Aggregate Index. For a longer term perspective, the Fund's one-year, five-year and since inception (10/31/95) average annual returns for the period ended November 30 were 3.55%, 6.37% and 5.91%, respectively. (PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 800-540-6807. RETURNS FOR OTHER SHARE CLASSES WILL VARY.)

In June, the Federal Reserve began the process of withdrawing the emergency stimulus, which had begun prior to September 11/th/ in the form of historically low cash rates. This policy reversal had been long anticipated and, thus, has not surprised market participants or caused any major dislocations. Because of generally benign inflationary expectations and the demand for yield-producing securities, the longer end of the Treasury yield curve actually finished the 6-month period at lower yield levels than it began, producing strong returns for securities with longer maturities.

In addition to this "flattening of the yield curve", perhaps the most pervasive trend was the narrowing of quality and volatility spreads caused by the nearly insatiable thirst for yield. This phenomenon, which began in late 2002, continued in nearly all of the "spread markets": high yield corporates, mortgages and REITS, and thus added to returns in those sectors of the market.

We started the period with a large overweight in corporates, particularly the higher spread, lower rated (within the investment grade universe) names. As corporate spreads continue to shrink we are steadily reducing the Fund's exposure to that sector of the market. Generally, duration of the Fund was kept shorter than benchmarks but not so short that opportunities in the longer part of the spectrum were ignored. Treasury Inflation Protected Securities ("TIPS"), which had been added to the Fund when inflation was low but destined to move higher, continued to perform well and were held.

Because of the flattening of the yield curve and the trend toward tighter spreads, it was the Fund's longer corporate positions which contributed most to performance. In particular, the Pemex Project Funding Master Trust (the state owned Mexican oil company), with a rate of 7 3/8% and a maturity date of December 15, 2014, produced over a 9% total return during the six-month period. This security benefited from both its maturity and a dramatic decline in its spread over the period. The Fund's TIPS position was also one of the best performers, benefiting from increases in the Consumer Price Index ("CPI"), a common measure of inflation, caused by the spike in oil prices. These securities are indexed to CPI so they actually increase in value as inflation becomes more prominent.

Exceptions to the corporate credit positive trend were those companies whose credit prospects deteriorated either because of their position in the economic cycle or because of specific events. For example, the Fund owned a bond issued by the Rouse Co., whose prospects were becoming brighter as they sold off properties and reduced debt. This trend ended abruptly when Rouse Co. agreed to be purchased by General Growth Properties, whose plans for the

BROWN ADVISORY INTERMEDIATE INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2004

Company were more aggressive and less debtor-friendly. Because of the merger, both ratings agencies downgraded the credit to a level which the Fund could not hold over the longer term. We were able to sell our position with relatively little price deterioration, but it was a disappointment, nonetheless.

Your Fund seeks to generate income within the context of the high quality, low risk environment of intermediate, investment grade bonds. We believe that this philosophy will serve our shareholders well in the coming years.

Brown Advisory Intermediate Income Fund Team
November 2004

TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. DURING THE PERIODS SHOWN, CERTAIN FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX IS A MARKET VALUE WEIGHTED PERFORMANCE BENCHMARK FOR GOVERNMENT AND CORPORATE FIXED-RATE DEBT ISSUES WITH MATURITIES BETWEEN ONE AND TEN YEARS. THE LEHMAN BROTHERS INTERMEDIATE AGGREGATE INDEX IS A MARKET INDEX OF HIGH QUALITY, DOMESTIC FIXED INCOME SECURITIES WITH MATURITIES OF LESS THAN TEN YEARS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

Face Amount                                  Security Description                                   Rate  Maturity    Value
-----------                                  --------------------                                   ----  --------    -----
MUNICIPAL BONDS - 97.8%
GENERAL OBLIGATION BONDS - 39.7%
$  100,000  Anne Arundel County Maryland                                                            5.25% 08/01/09 $    110,489
   100,000  Anne Arundel County Maryland                                                            5.00  02/01/10      108,018
   250,000  Anne Arundel County Maryland                                                            5.00  02/15/10      273,593
   165,000  Anne Arundel County Maryland                                                            5.00  05/15/13      177,837
   500,000  Anne Arundel County Maryland                                                            4.75  02/15/17      524,175
   500,000  Anne Arundel County Maryland                                                            4.80  02/15/18      523,290
 1,400,000  Baltimore County Maryland Construction & Public Improvement                             5.00  09/01/13    1,537,550
   835,000  Baltimore County Maryland Metropolitan District                                         4.40  08/01/09      888,640
   500,000  Baltimore County Maryland Metropolitan District 67/th/ Issue                            5.00  06/01/07      532,875
   200,000  Carroll County Maryland County Commissioners Consolidated Public Improvement
            Prerefunded 12/01/06 @ 101                                                              5.10  12/01/12      213,128
   100,000  Carroll County Maryland County Commissioners Consolidated Public Improvement
            Prerefunded 12/01/07 @ 101                                                              5.00  12/01/15      108,557
   500,000  Charles County Maryland Consolidated Public Improvement                                 4.20  02/01/11      528,810
   500,000  Charles County Maryland County Commissioners Consolidated Public Improvement            3.00  06/01/06      506,140
   250,000  Charles County Maryland County Commissioners Consolidated Public Improvement            3.00  03/01/10      249,980
   100,000  Frederick County Maryland Public Facilities                                             5.00  07/01/07      106,648
   800,000  Frederick County Maryland Public Facilities                                             4.00  07/01/08      840,200
   225,000  Frederick County Maryland Public Facilities Series A                                    3.80  07/01/07      233,222
   250,000  Garrett County Maryland Hospital Refunding FGIC Insured                                 5.10  07/01/09      274,073
   740,000  Harford County Maryland                                                                 5.00  12/01/13      802,049
   200,000  Harford County Maryland Consolidated Public Improvement                                 4.25  01/15/13      209,952
   240,000  Howard County Maryland Consolidated Public Improvement Series A                         4.30  02/15/08      253,687
   350,000  Howard County Maryland Consolidated Public Improvement Series A                         5.00  02/15/08      377,475
   295,000  Howard County Maryland Consolidated Public Improvement Series A                         5.00  02/15/09      315,520
   230,000  Howard County Maryland Consolidated Public Improvement Series A                         2.50  08/15/10      220,690
    30,000  Howard County Maryland Consolidated Public Improvement Series A
            Prerefunded 02/15/08 @ 100                                                              5.00  02/15/09       32,287
   565,000  Maryland National Capital Park & Planning Park Acquisition & Development Series BB2     3.50  07/01/09      581,532
 1,100,000  Montgomery County Maryland Consolidated Public Improvement Series A                     5.00  01/01/10    1,186,603
   325,000  Montgomery County Maryland Consolidated Public Improvement Series A                     4.70  01/01/13      344,741
   500,000  Montgomery County Maryland Consolidated Public Improvement Series A                     5.00  09/01/15      550,845
   500,000  Montgomery County Maryland Consolidated Public Improvement Series A                     5.00  04/01/17      542,465
 1,090,000  Montgomery County Maryland Consolidated Public Improvement Series A
            Prerefunded 05/01/08 @ 101                                                              4.88  05/01/13    1,182,759
   125,000  Montgomery County Maryland Consolidated Public Improvement Series A
            Prerefunded 05/08/09 @ 101                                                              4.75  05/01/12      136,049
   100,000  Montgomery County Maryland Consolidated Public Improvement Series A
            Prerefunded 01/01/10 @ 101                                                              5.60  01/01/16      113,011
 1,000,000  Montgomery County Maryland Series A                                                     5.00  11/01/07    1,074,950
   500,000  Ocean City Maryland FGIC Insured                                                        4.25  03/01/11      528,905
   500,000  Ocean City Maryland MBIA Insured                                                        3.25  03/01/11      500,800
 1,000,000  Prince Georges County Maryland Consolidated Public Improvement                          3.25  09/15/11      998,400
    50,000  Prince Georges County Maryland Consolidated Public Improvement FSA Insured              5.00  10/01/12       54,126
   500,000  St Mary's County Maryland Public Facilities                                             3.25  11/01/08      512,555
   385,000  State of Maryland State & Local Facilities Loan 1st Series                              4.00  03/01/08      403,561
   500,000  State of Maryland State & Local Facilities Loan 1st Series                              4.75  03/01/09      535,825
    50,000  State of Maryland State & Local Facilities Loan 1st Series                              4.50  03/01/14       52,034
   500,000  State of Maryland State & Local Facilities Loan 1st Series                              5.00  08/01/15      550,485
   625,000  State of Maryland State & Local Facilities Loan 1st Series Prerefunded 02/15/06 @ 100.5 4.50  02/15/08      645,531

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

Face Amount                                  Security Description                                   Rate  Maturity    Value
-----------                                  --------------------                                   ----  --------    -----
$  225,000  State of Maryland State & Local Facilities Loan 2nd Series                              5.00% 08/01/08 $    241,324
   300,000  State of Maryland State & Local Facilities Loan 2nd Series Prerefunded 10/15/05 @ 100.5 5.00  10/15/07      309,156
   350,000  State of Maryland State & Local Facilities Loan 2nd Series Prerefunded 10/15/05 @ 101.5 5.00  10/15/09      364,119
   150,000  State of Maryland State & Local Facilities Loan 2nd Series Prerefunded 08/01/07 @ 101   5.00  08/01/09      161,773
   500,000  State of Maryland State & Local Facilities Loan 3rd Series                              5.00  10/15/06      525,500
 2,070,000  State of Maryland State & Local Facilities Loan Capital Improvement Series A            5.50  08/01/13    2,371,847
   500,000  Washington Suburban Sanitation District - General Construction                          5.00  06/01/08      541,585
   500,000  Washington Suburban Sanitation District - General Construction                          4.25  06/01/10      530,780
   100,000  Washington Suburban Sanitation District - General Construction                          5.00  06/01/23      103,512
   450,000  Washington Suburban Sanitation District - Sewage Disposal                               5.25  06/01/07      482,310
 1,000,000  Washington Suburban Sanitation District - Sewage Disposal                               5.25  06/01/10    1,111,900
   200,000  Washington Suburban Sanitation District - Sewage Disposal 2nd Series                    4.75  06/01/07      211,942
   475,000  Washington Suburban Sanitation District - Water Supply                                  4.38  06/01/07      499,049
   500,000  Washington Suburban Sanitation District - Water Supply                                  4.25  06/01/10      530,780
   500,000  Washington Suburban Sanitation District - Water Supply 2nd Series                       3.00  06/01/11      493,045
                                                                                                                   ------------
Total General Obligation Bonds (Cost $28,332,855)                                                                    28,922,684
                                                                                                                   ------------
REVENUE BONDS - 58.1%
   635,000  Baltimore Maryland Certificates of Participation - Emergency Telecom Facilities
            Series A AMBAC Insured                                                                  4.70  10/01/06      662,400
   925,000  Baltimore Maryland Convention Center MBIA Insured                                       5.00  09/01/19      979,353
   185,000  Carroll County Maryland Fairhaven & Copper Ridge Series A RADIAN Insured                5.20  01/01/10      200,879
   170,000  Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's College
            Series A                                                                                4.55  09/01/06      175,022
   170,000  Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's College
            Series A                                                                                4.65  09/01/07      177,283
   400,000  Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's College
            Series A                                                                                4.80  09/01/09      422,296
   740,000  Maryland Community Development Administration - Infrastructure Financing Series B
            MBIA Insured                                                                            4.35  06/01/06      763,110
   175,000  Maryland Community Development Administration - Residential Program Series A            4.05  09/01/07      176,302
 1,000,000  Maryland Community Development Administration - Single Family Program 1st Series        4.65  04/01/12    1,054,890
   500,000  Maryland Community Development Administration - Single Family Program 1st Series        4.75  04/01/13      525,700
   250,000  Maryland Community Development Administration Series D                                  2.65  09/01/07      251,670
 1,100,000  Maryland Department of Transportation                                                   5.50  09/01/06    1,162,337
   500,000  Maryland Department of Transportation                                                   5.00  11/01/08      544,975
   500,000  Maryland Department of Transportation                                                   5.00  12/15/08      545,830
   500,000  Maryland Department of Transportation                                                   5.50  02/01/10      559,065
 1,000,000  Maryland Department of Transportation                                                   5.25  12/15/16    1,129,240
   900,000  Maryland Department of Transportation 2nd Issue                                         3.00  06/01/11      883,332
 1,050,000  Maryland Department of Transportation 2nd Issue                                         4.00  06/01/13    1,083,012
   300,000  Maryland Department of Transportation Prerefunded 12/01/05 @ 101                        5.00  12/01/09      311,664
 1,850,000  Maryland Department of Transportation Prerefunded 12/15/08 @ 100                        5.50  12/15/11    2,054,166
   255,000  Maryland Economic Development Corporation - Bowie State University Project              4.00  06/01/09      260,750
   500,000  Maryland Economic Development Corporation - Maryland Department of
            Transportation Headquarters                                                             5.00  06/01/15      538,530
   250,000  Maryland Economic Development Corporation - University of Maryland College
            Park Project                                                                            4.00  06/01/09      256,687
   340,000  Maryland Economic Development Corporation - University of Maryland College
            Park Project                                                                            4.25  06/01/10      351,887
   700,000  Maryland Economic Development Corporation - University of Maryland College
            Park Project AMBAC Insured                                                              4.00  07/01/08      731,745

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

Face Amount                                Security Description                                 Rate  Maturity    Value
-----------                                --------------------                                 ----  --------    -----
$  300,000  Maryland Economic Development Corporation - University of Maryland College
            Park Project AMBAC Insured                                                          5.38% 07/01/12 $    333,288
   430,000  Maryland Economic Development Corporation - University of Maryland Series A         4.00  10/01/08      441,214
   245,000  Maryland Economic Development Corporation - University of Maryland Series A         4.50  10/01/11      252,179
   410,000  Maryland Economic Development Corporation - University Village Sheppard Pratt
            ACA Insured                                                                         4.75  07/01/07      427,614
   500,000  Maryland Health & Higher Educational Facilities - Adventist Health Care Series A    5.00  01/01/14      516,760
   500,000  Maryland Health & Higher Educational Facilities - Board of Child Care               4.50  07/01/12      526,235
   450,000  Maryland Health & Higher Educational Facilities - Bullis School FSA Insured         5.00  07/01/13      488,844
   100,000  Maryland Health & Higher Educational Facilities - Bullis School FSA Insured         5.00  07/01/15      107,286
   120,000  Maryland Health & Higher Educational Facilities - Carroll County General Hospital   4.25  07/01/08      124,255
   250,000  Maryland Health & Higher Educational Facilities - Carroll County General Hospital   4.63  07/01/10      262,855
   500,000  Maryland Health & Higher Educational Facilities - Carroll County General Hospital   5.00  07/01/13      526,400
   500,000  Maryland Health & Higher Educational Facilities - Charity Obligated Group Series A  4.75  11/01/14      518,465
   400,000  Maryland Health & Higher Educational Facilities - Frederick Memorial Hospital       3.60  07/01/08      407,752
   450,000  Maryland Health & Higher Educational Facilities - Frederick Memorial Hospital       4.20  07/01/11      463,167
   250,000  Maryland Health & Higher Educational Facilities - Goucher College                   4.50  07/01/19      249,330
   500,000  Maryland Health & Higher Educational Facilities - Greater Baltimore Medical Center  5.00  07/01/20      513,950
   300,000  Maryland Health & Higher Educational Facilities - Johns Hopkins Health System
            AMBAC Insured                                                                       5.10  07/01/10      323,523
   500,000  Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital            5.00  05/15/10      542,210
   900,000  Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital            5.00  05/15/11      978,507
   500,000  Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital            4.60  05/15/14      516,600
   100,000  Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital            4.70  05/15/15      103,269
   400,000  Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital Series A   2.25  02/01/07      397,788
    90,000  Maryland Health & Higher Educational Facilities - Johns Hopkins University
            Prerefunded 07/01/09 @ 101                                                          6.00  07/01/39      102,832
   250,000  Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A 4.00  07/01/08      261,688
   500,000  Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A 5.00  07/01/10      547,700
   250,000  Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A 5.00  07/01/12      271,957
   250,000  Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A 5.00  07/01/13      269,715
   235,000  Maryland Health & Higher Educational Facilities - Kennedy Krieger Institute         3.88  07/01/10      238,774
   535,000  Maryland Health & Higher Educational Facilities - Kennedy Krieger Institute         5.30  07/01/12      559,958
   200,000  Maryland Health & Higher Educational Facilities - Kennedy Krieger Institute         4.38  07/01/13      202,136
   575,000  Maryland Health & Higher Educational Facilities - Lifebridge Health Series A        5.00  07/01/08      614,721
 1,000,000  Maryland Health & Higher Educational Facilities - Medstar Health                    5.00  08/15/09    1,065,660
   250,000  Maryland Health & Higher Educational Facilities - McLean School                     5.00  07/01/08      264,472
   575,000  Maryland Health & Higher Educational Facilities - Medlantic/Helix Series B
            AMBAC Insured                                                                       4.00  08/15/06      591,807
   600,000  Maryland Health & Higher Educational Facilities - Pickersgill Series A              5.85  01/01/10      638,958
   635,000  Maryland Health & Higher Educational Facilities - Sheppard Pratt Series A           3.00  07/01/09      624,154
   430,000  Maryland Health & Higher Educational Facilities - Sheppard Pratt Series A           3.30  07/01/10      423,731
   250,000  Maryland Health & Higher Educational Facilities - Union Hospital of Cecil County    3.75  07/01/08      255,940
   400,000  Maryland Health & Higher Educational Facilities - University of Maryland
            Medical System                                                                      4.00  07/01/06      409,360
   400,000  Maryland Health & Higher Educational Facilities - University of Maryland
            Medical System                                                                      5.00  07/01/09      425,016
   750,000  Maryland Health & Higher Educational Facilities - University of Maryland
            Medical System                                                                      5.00  07/01/12      798,180
   805,000  Maryland Industrial Development Financing Authority - American Center for Physics   3.95  12/15/07      838,351
   500,000  Maryland Industrial Development Financing Authority - Holy Cross Health
            System Corporation                                                                  5.50  12/01/08      548,320

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

Face Amount                                 Security Description                                Rate  Maturity    Value
-----------                                 --------------------                                ----  --------    -----
$  500,000    Maryland Industrial Development Financing Authority - National Aquarium Baltimore
              Series B                                                                          4.50% 11/01/14 $    519,395
   500,000    Maryland Transportation Authority FSA Insured                                     5.00  07/01/10      549,315
 1,000,000    Maryland Water Quality Financing Series A                                         5.30  09/01/09    1,023,690
   500,000    Montgomery County Maryland - Germantown Indoor Swim Center Project                2.50  04/01/08      496,820
   500,000    Montgomery County Maryland - Housing Opportunity Commission Aston Woods
              Apartments Series A Multifamily Revenue                                           4.90  05/15/31      529,470
   400,000    Montgomery County Maryland - Housing Opportunity Commission Series A Single
              Family Mortgage                                                                   2.85  07/01/07      404,904
   245,000    Montgomery County Maryland - Housing Opportunity Commission Series A Single
              Family Mortgage                                                                   4.15  07/01/08      251,850
   200,000    Montgomery County Maryland - Housing Opportunity Commission Series A
              Multi-Family Mortgage                                                             5.40  07/01/11      216,234
   500,000    Montgomery County Maryland - Solid Waste Disposal Series A AMBAC Insured          3.25  06/01/08      511,235
 1,000,000    University of Maryland System Auxiliary Facility & Tuition Revenue Series A       5.00  04/01/08    1,080,010
   485,000    University of Maryland System Auxiliary Facility & Tuition Revenue Series A       4.00  10/01/08      510,079
   865,000    University of Maryland System Auxiliary Facility & Tuition Revenue Series A       5.00  04/01/09      921,398
   500,000    University of Maryland System Auxiliary Facility & Tuition Revenue Series A       5.00  04/01/10      532,600
                                                                                                               ------------
Total Revenue Bonds (Cost $41,407,249)                                                                           42,324,046
                                                                                                               ------------
Total Municipal Bonds (Cost $69,740,104)                                                                         71,246,730
                                                                                                               ------------
MONEY MARKET DEPOSIT ACCOUNT - 0.0%
     6,000    Citibank Money Market Deposit Account (Cost $6,000)                                                     6,000
                                                                                                               ------------
  Shares
  ------                                             -                                           -       -          -
MONEY MARKET FUND - 1.1%
   795,264    Citi/SM/ Institutional Tax Free Reserves (Cost $795,264)                                              795,264
                                                                                                               ------------
Total Investments - 98.9% (Cost $70,541,368)*                                                                  $ 72,047,994
Other Assets & Liabilities, Net - 1.1%                                                                              788,133
                                                                                                               ------------
NET ASSETS - 100.0%                                                                                            $ 72,836,127
                                                                                                               ============

---------------------

ACA    American Capital Assets
AMBAC  American Municipal Bond Assurance Corporation
FGIC   Financial Guaranty Insurance Corporation
FSA    Financial Security Assurance
MBIA   Municipal Bond Insurance Association
RADIAN Radian Asset Assurance

*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $1,752,439
             Gross Unrealized Depreciation                (245,813)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $1,506,626

PORTFOLIO HOLDINGS
% of Total Investments

                         Revenue Bonds            58.8%
                         General Obligation Bonds 40.1%
                         Money Market Fund         1.1%

See Notes to Financial Statements.

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

Face Amount             Security Description             Rate  Maturity    Value
-----------             --------------------             ----  --------    -----
ASSET BACKED SECURITIES - 5.3%
$2,130,061  California Infrastructure SCE Series 97-1-A6 6.38% 09/25/08 $  2,196,727
 2,865,000  WFS Financial Owner Trust Series 03-4-A4     3.15  05/20/11    2,854,818
                                                                        ------------
Total Asset Backed Securities (Cost $4,958,261)                            5,051,545
                                                                        ------------
CORPORATE BONDS & NOTES - 26.7%
 1,000,000  Baltimore Gas & Electric MTN                 6.75  06/05/12    1,106,938
 2,000,000  Berkley (WR) Corp.                           5.13  09/30/10    2,003,410
 2,000,000  Block Financial Corp.                        5.13  10/30/14    1,946,036
 2,000,000  Bombardier Capital, Inc.~                    7.50  10/17/05    2,050,000
 1,300,000  Comcast Cable Communications                 7.13  06/15/13    1,473,351
 1,000,000  Comcast Corp.                                6.50  01/15/15    1,086,269
 2,295,000  Consolidated Freightways                     7.35  06/01/05    2,334,345
 3,000,000  Ford Motor Credit Co.                        7.38  10/28/09    3,224,064
   235,000  General Electric Capital Corp. MTN Series A+ 1.80  12/01/36      231,459
 1,000,000  General Electric Capital Corp. MTN Series A  6.88  11/15/10    1,121,437
 1,550,000  General Electric Co.                         5.00  02/01/13    1,576,135
 2,000,000  Kraft Foods, Inc.                            5.25  06/01/07    2,072,014
 1,300,000  Merrill Lynch & Co.                          4.00  09/15/08    1,293,178
 3,000,000  Pemex Project Funding Master Trust           7.38  12/15/14    3,280,500
   800,000  Wilmington Trust Corp.                       6.63  05/01/08      872,563
                                                                        ------------
Total Corporate Bonds & Notes (Cost $25,408,929)                          25,671,699
                                                                        ------------
US GOVERNMENT & AGENCY OBLIGATIONS - 55.6%
FFCB - 2.2%
 2,000,000  FFCB                                         6.00  06/11/08    2,156,116
                                                                        ------------
FHLB NOTES - 5.4%
 3,000,000  FHLB Series RF-07                            6.75  08/15/07    3,256,959
 2,000,000  FHLB Series WJ-11                            4.00  12/19/11    1,936,242
                                                                        ------------
                                                                           5,193,201
                                                                        ------------
FHLMC DEBENTURES - 2.1%
 2,000,000  FHLMC MTN+                                   2.60  01/23/09    1,999,950
                                                                        ------------
FNMA - 2.1%
 2,000,000  FNMA(+/-)                                    3.00  01/27/11    1,996,772
                                                                        ------------
GUARANTEED EXPORT TRUST - 0.0%
     7,542  Guaranteed Export Trust Series 94-F          8.19  12/15/04        7,564
                                                                        ------------
MORTGAGE BACKED SECURITIES - 35.8%
 3,082,095  FHLMC Pool # 1B0889+                         4.54  05/01/33    3,118,700
    45,996  FHLMC Pool # C00210                          8.00  01/01/23       50,176
   415,745  FHLMC Pool # E20099                          6.50  05/01/09      440,370
 2,919,400  FHLMC Pool # E93051                          5.50  12/01/17    3,015,202
    31,052  FHLMC Pool # G10049                          8.00  10/01/07       32,518
   300,633  FHLMC Pool # G10543                          6.00  06/01/11      316,032
   286,041  FHLMC Pool # G10682                          7.50  06/01/12      303,692
   253,058  FHLMC Pool # G10690                          7.00  07/01/12      268,423
 2,838,122  FHLMC Pool # M80814                          5.00  05/01/10    2,902,774
 2,821,690  FHLMC Pool # M80931                          5.50  08/01/11    2,890,175
 1,725,970  FHLMC Pool # M90747                          5.50  08/01/07    1,771,208
   989,454  FNMA Pool # 254089                           6.00  12/01/16    1,037,405
   175,612  FNMA Pool # 326570                           7.00  02/01/08      182,850

See Notes to Financial Statements.

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

Face Amount              Security Description                Rate   Maturity      Value
     -----------              --------------------           ----   --------     -----
$  207,690            FNMA Pool # 409589                     9.50%  11/01/15  $    230,351
   865,775            FNMA Pool # 433646                     6.00   10/01/13       909,746
   353,842            FNMA Pool # 539082                     7.00   08/01/28       376,231
    42,089            FNMA Pool # 572448                     7.00   03/01/27        44,847
   700,356            FNMA Pool # 625536                     6.00   01/01/32       723,505
   697,173            FNMA Pool # 628837                     6.50   03/01/32       732,269
 2,873,972            FNMA Pool # 663238                     5.50   09/01/32     2,915,318
 3,394,878            FNMA Pool # 725544                     5.50   12/01/17     3,509,109
 1,044,706            FNMA Pool # 741373+                    4.25   12/01/33     1,043,488
 1,224,817            FNMA Pool # 744805+                    4.57   11/01/33     1,231,657
 1,533,778            FNMA Pool # 764342+                    4.00   02/01/34     1,530,891
 3,712,921            FNMA Pool # 805440                     7.00   11/01/34     3,941,332
   214,493            GNMA Pool # 487110                     6.50   04/15/29       226,363
    82,179            GNMA Pool # 571166                     7.00   08/15/31        87,456
   448,420            GNMA Pool # 781186                     9.00   06/15/30       500,773
                                                                              ------------
                                                                                34,332,861
                                                                              ------------
US TREASURY SECURITIES - 8.0%
 4,330,000            US Treasury Inflation Index            2.00   01/15/14     4,571,829
 3,000,000            US Treasury Note                       4.75   05/15/14     3,093,282
                                                                              ------------
                                                                                 7,665,111
                                                                              ------------
Total US Government & Agency Obligations (Cost $52,586,109)                     53,351,575
                                                                              ------------
MONEY MARKET DEPOSIT ACCOUNT - 5.5%
 5,309,484            Citibank Money Market Deposit Account Cost ($5,309,484)    5,309,484
                                                                              ------------
  Shares
       ------
MONEY MARKET FUNDS - 10.4%
 5,007,248            Citi/SM/ Institutional Cash Reserves Class O               5,007,248
 4,962,927            Citi/SM/ Institutional Liquid Reserves Class A              4,962,927
                                                                              ------------
Total Money Market Funds (Cost $9,970,175)                                       9,970,175
                                                                              ------------
Total Investments - 103.5% Cost ($98,232,958)*                                $ 99,354,478
Other Assets and Liabilities, Net - (3.5)%                                      (3,373,098)
                                                                              ------------
NET ASSETS - 100.0%                                                           $ 95,981,380
                                                                              ============

---------------------
~Denotes a security that may be resold to "Qualified Institutional Buyers" under Rule 144A or pursuant to Section 4 (2) of the Securities Act of 1933, as amended. As of November 30, 2004, this security amounted to $2,050,000, which represents 2.1% of Net Assets. Following is additional information on the security:

                     Security         Acquisition Date     Cost
                     --------         ----------------     ----
             Bombardier Capital, Inc. September 3, 2003 $2,149,000

+Variable rate security.
(+/-)Debt obligation initially issued at one coupon rate which converts to a higher coupon rate at a specified date. The rate shown is the rate at period end.
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $1,436,885
             Gross Unrealized Depreciation                (315,365)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $1,121,520

See Notes to Financial Statements.

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004


FFCB Federal Farm Credit Bank
FHLB Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation
FNMA Federal National Mortgage Association
GNMA Government National Mortgage Association
MTN Medium Term Note


PORTFOLIO HOLDINGS
% of Total Investments

US Government & Agency Obligations 53.7%
Corporate Bonds & Notes 25.8%
Asset Backed Securities 5.1%
Money Market Funds 10.0%
Money Market Deposit Account 5.4%


See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2004

                                                                         BROWN ADVISORY   BROWN ADVISORY
                                                                         MARYLAND BOND  INTERMEDIATE INCOME
                                                                              FUND             FUND
                                                                         -------------- -------------------
ASSETS
  Total investments, at value
   (Cost $70,541,368 and $98,232,958, respectively)                       $72,047,994      $ 99,354,478
  Receivables:
    Fund shares sold                                                               --           125,000
    Investment securities sold                                                     --             5,417
    Interest and dividends                                                  1,017,678           833,791
    From investment advisor                                                        --             3,235
  Prepaid expenses and other assets                                             2,912             7,097
                                                                          -----------      ------------
Total Assets                                                               73,068,584       100,329,018
                                                                          -----------      ------------
LIABILITIES
  Payables:
    Investment securities purchased                                                --         3,969,886
    Dividends                                                                 170,124           316,855
  Accrued Liabilities:
    Payables to investment advisor                                             24,884            22,143
    Other expenses                                                             37,449            38,754
                                                                          -----------      ------------
Total Liabilities                                                             232,457         4,347,638
                                                                          -----------      ------------
NET ASSETS                                                                $72,836,127      $ 95,981,380
                                                                          ===========      ============
COMPONENTS OF NET ASSETS
  Paid-in capital                                                         $71,291,722      $ 95,641,357
  Accumulated undistributed (distributions in excess of) net investment
   income                                                                          26            64,645
  Accumulated net realized gain (loss) on investments                          37,753          (846,142)
  Unrealized appreciation (depreciation) on investments                     1,506,626         1,121,520
                                                                          -----------      ------------
NET ASSETS                                                                $72,836,127      $ 95,981,380
                                                                          ===========      ============
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES
 AUTHORIZED)
  Institutional Shares                                                      6,906,739         7,236,376
  A Shares                                                                         --         1,684,571
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE
  Institutional Shares (based on net assets of $72,836,127 and
   $78,082,828, respectively)                                             $     10.55      $      10.79
                                                                          -----------      ------------
  A Shares (based on net assets of $17,898,552)                           $        --      $      10.62
                                                                          -----------      ------------
  A Shares Maximum Public Offering Price Per Share (net asset value
   per share/98.50%)                                                      $        --      $      10.78
                                                                          -----------      ------------

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED NOVEMBER 30, 2004

                                                                       BROWN ADVISORY   BROWN ADVISORY
                                                                       MARYLAND BOND  INTERMEDIATE INCOME
                                                                            FUND             FUND
                                                                       -------------- -------------------
INVESTMENT INCOME
  Interest income                                                        $1,258,025       $1,919,116
  Dividend income                                                             8,392           71,179
                                                                         ----------       ----------
Total Investment Income                                                   1,266,417        1,990,295
                                                                         ----------       ----------
EXPENSES
  Investment Advisor fees                                                   179,100          160,308
  Administrator fees                                                         30,314           38,359
  Transfer agency fees:
    Institutional Shares                                                     10,670           10,150
    A Shares                                                                     --           19,561
  Distribution fees:
    A Shares                                                                     --           23,604
  Custodian fees                                                              7,422            8,511
  Accountant fees                                                            29,161           36,749
  Registration fees                                                             591            5,418
  Professional fees                                                          18,210           24,021
  Trustees' fees and expenses                                                 1,831            2,276
  Miscellaneous expenses                                                     21,477           16,108
                                                                         ----------       ----------
Total Expenses                                                              298,776          345,065
  Fees waived and expenses reimbursed                                       (30,125)         (46,646)
                                                                         ----------       ----------
Net Expenses                                                                268,651          298,419
                                                                         ----------       ----------
NET INVESTMENT INCOME (LOSS)                                                997,766        1,691,876
                                                                         ----------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
  Net realized gain (loss) on investments                                     5,386          142,322
  Net change in unrealized appreciation (depreciation) on investments       655,453          507,702
                                                                         ----------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS                                                             660,839          650,024
                                                                         ----------       ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        $1,658,605       $2,341,900
                                                                         ==========       ==========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                BROWN ADVISORY MARYLAND BOND FUND
                                                                        ------------------------------------------------
                                                                           SIX MONTHS ENDED            YEAR ENDED
                                                                           NOVEMBER 30, 2004          MAY 31, 2004
                                                                        ----------------------  ------------------------
                                                                           AMOUNT      SHARES      AMOUNT       SHARES
                                                                        -----------  ---------  ------------  ----------
OPERATIONS
  Net investment income (loss)                                          $   997,766             $  1,901,586
  Net realized gain (loss) on investments                                     5,386                   37,037
  Net change in unrealized appreciation (depreciation) on investments       655,453               (2,620,541)
                                                                        -----------             ------------
  Increase (Decrease) in Net Assets from Operations                       1,658,605                 (681,918)
                                                                        -----------             ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Institutional Shares                                                   (997,828)              (1,898,527)
    A Shares                                                                     --                   (3,409)
                                                                        -----------             ------------
Total Distributions to Shareholders                                        (997,828)              (1,901,936)
                                                                        -----------             ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
    Institutional Shares                                                 11,685,621  1,105,589    29,092,215   2,735,028
    A Shares                                                                     --         --       144,509      13,258
  Contributions from share reclassification:
    Institutional Shares (Note 1)                                                --         --       242,749      22,729
  Reinvestment of distributions:
    Institutional Shares                                                     64,291      6,083       119,466      11,250
    A Shares                                                                     --         --           658          62
  Redemption of shares:
    Institutional Shares                                                 (9,403,846)  (893,019)  (23,717,990) (2,225,098)
    A Shares                                                                     --         --            --          --
  Redemptions from share reclassification:
    A Shares (Note 1)                                                            --         --      (242,749)    (22,718)
  Redemption fees                                                                --         --            --          --
                                                                        -----------  ---------  ------------  ----------
Increase (Decrease) from Capital Share Transactions                       2,346,066    218,653     5,638,858     534,511
                                                                        -----------  ---------  ------------  ----------
Increase (Decrease) in Net Assets                                         3,006,843                3,055,004
NET ASSETS
  Beginning of period                                                    69,829,284               66,774,280
                                                                        -----------             ------------
  End of period*                                                        $72,836,127             $ 69,829,284
                                                                        ===========             ============
* Accumulated undistributed (distributions in excess of) net investment
 income                                                                 $        26             $         88
                                                                        -----------             ------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                  BROWN ADVISORY INTERMEDIATE INCOME FUND
 ------------------------------------------------------------------------
    SIX MONTHS ENDED               PERIOD ENDED              YEAR ENDED
    NOVEMBER 30, 2004            MAY 31, 2004 (A)         DECEMBER 31, 2003
 ----------------------       ----------------------  ------------------------
    AMOUNT           SHARES      AMOUNT      SHARES      AMOUNT       SHARES
 -----------       ---------  -----------  ---------  ------------  ----------
 $ 1,691,876                  $ 1,409,707             $  3,822,429
     142,322                      200,604                1,766,980
     507,702                   (1,654,095)              (1,799,136)
 -----------                  -----------             ------------
   2,341,900                      (43,784)               3,790,273
 -----------                  -----------             ------------
  (1,412,534)                  (1,271,299)              (2,941,163)
    (344,119)                    (345,238)                (881,334)
 -----------                  -----------             ------------
  (1,756,653)                  (1,616,537)              (3,822,497)
 -----------                  -----------             ------------
  14,459,592       1,336,641   12,477,104  1,143,203    42,020,169   3,831,677
     553,925          51,859      579,710     53,915     6,138,486     570,854
          --              --           --         --            --          --
      64,425           5,965       93,180      8,540       247,770      22,670
     211,331          19,869      250,232     23,292       649,259      60,319
  (6,143,110)       (569,554)  (8,552,408)  (783,395)  (54,000,459) (4,928,785)
  (1,971,923)       (184,800)  (1,808,785)  (167,849)  (17,054,988) (1,584,780)
          --              --           --         --            --          --
          --              --          750         --            --          --
 -----------       ---------  -----------  ---------  ------------  ----------
   7,174,240         659,980    3,039,783    277,706   (21,999,763) (2,028,045)
 -----------       ---------  -----------  ---------  ------------  ----------
   7,759,487                    1,379,462              (22,031,987)
  88,221,893                   86,842,431              108,874,418
 -----------                  -----------             ------------
 $95,981,380                  $88,221,893             $ 86,842,431
 ===========                  ===========             ============
 $    64,645                  $   129,422             $    238,862
 -----------                  -----------             ------------

---------------------
(a)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                                   Selected Data For A Single Share
                              -------------------------------------------------------------------------------------------------
                                                                                         Distributions
                                                                           -----------------------------------------
                              Net Asset    Net         Net                                                 Total
                                Value   Investment Realized and Total from  from Net  from Net Return  Distributions
                              Beginning   Income    Unrealized  Investment Investment Realized   of         to       Redemption
                              of Period   (Loss)   Gain (Loss)  Operations   Income     Gain   Capital Shareholders   Fees (b)
----------------------------- --------- ---------- ------------ ---------- ---------- -------- ------- ------------- ----------
BROWN ADVISORY MARYLAND BOND FUND
Year/Period Ended
November 30, 2004
 Institutional Shares          $10.44      0.15        0.11        0.26      (0.15)      --        --      (0.15)        --
May 31, 2004
 Institutional Shares (e)       10.85      0.29       (0.41)      (0.12)     (0.29)      --        --      (0.29)        --
May 31, 2003
 Institutional Shares (f)       10.29      0.34        0.56        0.90      (0.34)      --        --      (0.34)        --
  A Shares (g)                  10.64      0.03        0.21        0.24      (0.03)      --        --      (0.03)        --
May 31, 2002
 Institutional Shares (f)       10.12      0.40        0.17        0.57      (0.40)      --        --      (0.40)        --
May 31, 2001
 Institutional Shares (f) (g)   10.00      0.17        0.12        0.29      (0.17)      --        --      (0.17)        --
--------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERMEDIATE INCOME FUND
Year/Period Ended
November 30, 2004
 Institutional Shares          $10.71      0.21        0.08        0.29      (0.21)      --        --      (0.21)        --
  A Shares                      10.55      0.19        0.08        0.27      (0.20)      --        --      (0.20)        --
May 31, 2004
 Institutional Shares (h)       10.92      0.18       (0.19)      (0.01)     (0.20)      --        --      (0.20)        --(i)
  A Shares (h)                  10.76      0.16       (0.18)      (0.02)     (0.19)      --        --      (0.19)        --
December 31, 2003
 Institutional Shares           10.92      0.41        0.01        0.42      (0.42)      --        --      (0.42)        --
  A Shares                      10.76      0.40       (0.02)       0.38      (0.38)      --        --      (0.38)        --
December 31, 2002
 Institutional Shares           10.65      0.52(b)     0.25(b)     0.77      (0.50)      --        --      (0.50)        --
  A Shares                      10.49      0.49(b)     0.25(b)     0.74      (0.47)      --        --      (0.47)        --
December 31, 2001
 Institutional Shares           10.42      0.60        0.25        0.85      (0.62)      --        --      (0.62)        --
  A Shares                      10.28      0.56        0.25        0.81      (0.60)      --        --      (0.60)        --
December 31, 2000
 Institutional Shares           10.08      0.64        0.32        0.96      (0.62)      --        --      (0.62)        --
  A Shares                       9.95      0.61        0.32        0.93      (0.60)      --        --      (0.60)        --
December 31, 1999
 Institutional Shares           10.60      0.61       (0.51)       0.10      (0.60)      --     (0.02)     (0.62)        --
  A Shares                      10.48      0.57       (0.50)       0.07      (0.59)      --     (0.01)     (0.60)        --
--------------------------------------------------------------------------------------------------------------------------------

                              ----------


                              Net Asset
                                Value
                               End of
                               Period
----------------------------- ---------
BROWN ADVISORY MARYLAND BOND FUND
Year/Period Ended
November 30, 2004
 Institutional Shares          $10.55
May 31, 2004
 Institutional Shares (e)       10.44
May 31, 2003
 Institutional Shares (f)       10.85
  A Shares (g)                  10.85
May 31, 2002
 Institutional Shares (f)       10.29
May 31, 2001
 Institutional Shares (f) (g)   10.12
---------------------------------------
BROWN ADVISORY INTERMEDIATE INCOME FUND
Year/Period Ended
November 30, 2004
 Institutional Shares          $10.79
  A Shares                      10.62
May 31, 2004
 Institutional Shares (h)       10.71
  A Shares (h)                  10.55
December 31, 2003
 Institutional Shares           10.92
  A Shares                      10.76
December 31, 2002
 Institutional Shares           10.92
  A Shares                      10.76
December 31, 2001
 Institutional Shares           10.65
  A Shares                      10.49
December 31, 2000
 Institutional Shares           10.42
  A Shares                      10.28
December 31, 1999
 Institutional Shares           10.08
  A Shares                       9.95
---------------------------------------

(a)All ratios for periods less than a year are annualized.
(b)Calculated based on average shares outstanding during the period.
(c)Total Return for periods less than one year are not annualized.
(d)The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund.
(e)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 0.03%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 8.31% and 0.99%, respectively.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                           Ratios/Supplemental Data
     ---------------------------------------------------------------------
                                         Ratios to
                Net Assets        Average Net Assets (a)
                at End of  -------------------------------------
                  Period        Net                              Portfolio
       Total      (000's    Investment     Net         Gross     Turnover
     Return (c)  Omitted)  Income (Loss) Expenses   Expenses (d)   Rate
     ---------- ---------- ------------- --------   ------------ ---------

        2.47%    $72,836       2.78%       0.75%        0.83%        4%

       (1.10)%    69,829       2.73%       0.75%        0.84%        6%

        8.93%     66,672       3.23%       0.48%        0.84%        5%
        2.23%        102       2.22%       1.00%       24.97%        5%

        5.70%     36,402       3.87%       0.25%        0.97%        7%

        2.95%     30,458       3.91%       0.25%        1.28%        2%
     ---------------------------------------------------------------------

        2.61%    $78,083       3.73%       0.60%        0.66%       25%
        2.53%     17,898       3.49%       0.85%        1.11%       25%

       (0.01)%    69,251       3.90%       0.60%        0.64%       14%
       (0.20)%    18,971       3.64%       0.85%        1.08%       14%

        3.91%     66,533       3.77%       0.48%        0.61%       69%
        3.59%     20,309       3.52%       0.73%        1.03%       69%

        7.43%     78,309       4.84%       0.45%        0.61%       40%
        7.24%     30,565       4.59%       0.70%        0.91%       40%

        8.36%     50,160       5.60%       0.45%        0.65%       47%
        8.03%     38,290       5.36%       0.70%        0.90%       47%

        9.91%     45,758       6.34%       0.45%(j)     0.73%(j)    38%
        9.68%     39,173       6.07%       0.70%(j)     0.98%(j)    38%

        1.02%     40,617       5.88%       0.45%        0.68%       47%
        0.70%     42,559       5.63%       0.70%        0.93%       47%
     ---------------------------------------------------------------------

(f)Fund shares issued and outstanding as of February 11, 2003 were classified as Institutional Shares.
(g)See Note 1 for dates of commencement of operations.
(h)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(i)Less than $0.01 per share.
(j)This ratio excludes custody credits.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004

NOTE 1. ORGANIZATION

This report relates to Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund (each a "Fund", and collectively, the "Funds"). Brown Advisory Maryland Bond Fund is a non-diversified series of Forum Funds (the "Trust") while Brown Advisory Intermediate Income Fund is a diversified series of the Trust. The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust has twenty series. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value.

Effective May 31, 2004, Brown Advisory Intermediate Income Fund changed its fiscal year end from December 31 to May 31.

The Funds commenced operations as follows:

                                             COMMENCEMENT OF OPERATIONS
                                             --------------------------
                                            INSTITUTIONAL        A
                                               SHARES          SHARES
                                            -------------   --------
      Brown Advisory Maryland Bond Fund       12/21/00/(1)/ 04/17/03/(2)/
      Brown Advisory Intermediate Bond Fund   11/02/95/(3)/ 05/13/91/(3)/

---------------------
/(1)/On February 11, 2003, Shares were reclassified as Institutional Shares. /(2)/On December 31, 2003, A Shares were reclassified as Institutional Shares. /(3)/On September 20, 2002, Short-Intermediate Income Fund, Inc. (the
    "Predecessor Fund"), another registered open-end management company, was reorganized into the Fund. As of that date, the Fund's net assets were $108,419,081. Each shareholder of each class of the Predecessor Fund received one share of the corresponding class of the Fund. The financial highlights reflect the historical operations of the Predecessor Fund prior to September 20, 2002.

A Shares generally provide for a front-end sales charge.

Brown Advisory Maryland Bond Fund seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Brown Advisory Intermediate Income Fund seeks to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004

Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked price. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's investment advisor believes another valuation is more appropriate. Investments in other open-ended regulated investment companies are valued at net asset value.

Each Fund values securities at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Fund's investment advisor believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its net asset value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. All premium and discount is amortized and accreted according to Federal income tax regulations. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income are declared daily and paid monthly by Brown Advisory Maryland Bond Fund and declared and paid monthly by Brown Advisory Intermediate Income Fund. Net capital gains, if any, are declared and paid to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

Each share of each class of a Fund represents an undivided, proportionate interest in the Fund. A Fund's class specific expenses include transfer agent fees, distribution fees, registration fees and certain other expenses as determined by the Board.

REDEMPTION FEES - A shareholder of Institutional Shares who redeems or exchanges shares within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of remaining shareholders and is paid to the applicable Fund to help offset transaction costs. To calculate redemption fees, each Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of the redemption is compared with

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004

the earliest purchase date of shares held in the account. Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund did not collect any redemption fees during the six months ended November 30, 2004.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISOR - Brown Investment Advisory Incorporated (the "Advisor"), a wholly owned subsidiary of Brown Investment Advisory & Trust Company, is the investment advisor of each Fund. The Advisor receives an advisory fee from each Fund at an annual rate of the Fund's average annual daily net assets as follows:

                                                  ANNUAL ADVISORY FEE
                                                  -------------------
          Brown Advisory Maryland Bond Fund              0.50%
          Brown Advisory Intermediate Income Fund        0.35%

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides certain administration, portfolio accounting, and transfer agency services to each Fund.

DISTRIBUTION - Forum Fund Services, LLC is the distributor ("Distributor") for each Fund. The Distributor is not affiliated with the Adviser or with Citigroup or their affiliates. The distributor receives and may reallow to certain institutions the sales charge paid on purchases of A Shares of Brown Intermediate Income Fund.

For the six months ended November 30, 2004, the Distributor retained $815 of the front-end sales charges assessed on the sale of A Shares of Brown Advisory Intermediate Income Fund and reallowed $5,687 as its portion of the contingent deferred sales charge assessed on purchases of $1 million or more that were liquidated in whole or in part within two years of purchase.

Certain Trustees and officers of the Trust are directors, officers or employees of the aforementioned companies. These persons are not paid by the Funds for serving in these capacities.

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Advisor has voluntarily waived a portion of their fees and reimbursed expenses. These voluntary waivers and expense reimbursements may be reduced or eliminated at any time. For the six months ended November 30, 2004, fees waived were as follows:

                                                                TOTAL FEES
                                         ADVISOR  ADVISOR       WAIVED AND
                                         WAIVED  REIMBURSED EXPENSES REIMBURSED
                                         ------- ---------- -------------------
 Brown Advisory Maryland Bond Fund       $30,125  $    --         $30,125
 Brown Advisory Intermediate Income Fund  27,296   19,350          46,646

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004


NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the six months ended November 30, 2004, were as follows:

                                          NON US GOVERNMENT        US GOVERNMENT
                                             OBLIGATIONS            OBLIGATIONS
                                        ---------------------- ----------------------
                                        PURCHASES     SALES     PURCHASES    SALES
                                        ---------- ----------- ----------- ----------
Brown Advisory Maryland Bond Fund       $5,954,808 $ 2,828,147 $        -- $       --
Brown Advisory Intermediate Income Fund  6,898,982  12,645,114  17,951,420  8,712,379

NOTE 6. IMPORTANT RISKS RELATED TO INVESTMENTS IN BROWN ADVISORY MARYLAND BOND FUND

Brown Advisory Maryland Bond Fund invests a substantial amount of its assets in issuers located in Maryland and therefore, it is more susceptible to factors adversely affecting issuers of Maryland municipal securities than would be a comparable tax-exempt mutual fund that invests more broadly. Adverse economic or political factors will affect the Fund's net asset value more than if the Fund invested in more geographically diverse investments. As a result, the value of a Fund's assets may fluctuate more widely than the values of shares of a fund investing in securities relating to a number of different states.

The Fund is non-diversified and may focus its investments in the securities of a limited number of issuers. Concentration of the Fund in securities of a limited amount of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

At November 30, 2004, 11% of the securities in the portfolio of investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 5% of total investments.

NOTE 7. PROXY VOTING INFORMATION

A description of the policies and procedures the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website at http://www.sec.gov. The Funds' proxy voting record for the twelve-month period ended June 30, 2004, is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website at http://www.sec.gov.

NOTE 8. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004


NOTE 9. SHAREHOLDER EXPENSES

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2004 through November 30, 2004.

ACTUAL EXPENSES - Each "Actual Return" row in the table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - Each "Hypothetical Return" row in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004


Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, each "Hypothetical Return" row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING        ENDING        EXPENSES
                                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING
                                                JUNE 1, 2004  NOVEMBER 30, 2004 PERIOD/(A)/
                                                ------------- ----------------- -----------
BROWN ADVISORY MARYLAND BOND FUND
  INSTITUTIONAL SHARES
Actual Return                                     $1,000.00       $1,024.69        $3.81
Hypothetical Return (5% return before expenses)   $1,000.00       $1,021.31        $3.80

BROWN ADVISORY INTERMEDIATE INCOME FUND
  INSTITUTIONAL SHARES
Actual Return                                     $1,000.00       $1,026.14        $3.05
Hypothetical Return (5% return before expenses)   $1,000.00       $1,022.06        $3.04

BROWN ADVISORY INTERMEDIATE INCOME FUND
  A SHARES
Actual Return                                     $1,000.00       $1,025.29        $4.32
Hypothetical Return (5% return before expenses)   $1,000.00       $1,020.81        $4.31

---------------------
/(a)/Expenses are equal to the Funds' annualized expense ratio of 0.75%, 0.60%, and 0.85% for Brown Advisory Maryland Bond Fund, Brown Advisory
    Intermediate Income Fund Institutional Shares, and Brown Advisory Intermediate Income Fund A Shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year, divided by 365 to reflect the one-half year period.

                                     [LOGO]

                                 BROWN ADVISORY


                              INVESTMENT ADVISOR
                    Brown Investment Advisory Incorporated
                             901 South Bond Street
                                   Suite 400
                           Baltimore, Maryland 21231

                                TRANSFER AGENT
                        Forum Shareholder Services, LLC
                              Two Portland Square
                             Portland, Maine 04101
                                (800) 540-6807

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        FORUM FUNDS

By        /s/ David I. Goldstein
         ---------------------------
         David I. Goldstein, President

Date      February 4, 2005
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By        /s/ David I. Goldstein
         -----------------------------------
         David I. Goldstein, President

Date      February 4, 2005
         -----------------------------------


By        /s/ Stacey E. Hong
         -----------------------------------
         Stacey E. Hong, Treasurer

Date      February 4, 2005
         -----------------------------------